Semi
Annual
Report


[GRAPHIC OMITTED]

                                 MARCH 31, 2003


FRANKLIN CUSTODIAN FUNDS, INC.


     FRANKLIN DYNATECH FUND
     FRANKLIN GROWTH FUND
     FRANKLIN INCOME FUND
     FRANKLIN U.S. GOVERNMENT SECURITIES FUND
     FRANKLIN UTILITIES FUND

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
CHARLES B. JOHNSON
PRESIDENT AND CHIEF EXECUTIVE OFFICER -
INVESTMENT MANAGEMENT
FRANKLIN CUSTODIAN FUNDS, INC.

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
SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Custodian Funds, Inc., covers the period ended March 31, 2003. The six months under review witnessed mixed signs for the U.S. economy, geopolitical landscape and financial markets. Although uncertainty surrounding diplomatic attempts to resolve the Iraqi crisis dissipated as a U.S.-led war finally began in mid-March, more questions remained about the conflict's duration, outcome and repercussions. All the possible scenarios have different implications for the economy and markets.

ECONOMIC UNCERTAINTY INTENSIFIES
One piece of good news during the reporting period was a better-than-expected 1.4% annualized fourth quarter 2002 gross domestic product (GDP) growth rate. This brings GDP for calendar year 2002 to a decent 2.4% -- much better than the 0.3% GDP gain eked out in 2001. However, after strong growth in December and January, severe winter weather, high energy prices, the dismal stock market and war anxiety weighed heavily on manufacturers, consumers and investors in February and early March. The unemployment rate rose as manufacturers pared production and shed hundreds of thousands of workers.

With minimal inflationary pressures, the Federal Reserve Board (the Fed) lowered the federal funds target rate 50 basis points (0.50%) in November to 1.25%, a 41-year low. This move displayed that the Fed remains vigilant and will continue to use its powers to ensure U.S. economic stability. However, the Fed left interest rates unchanged at its March meeting and seemed inclined to wait for another month or two of economic data before deciding on any interest rate moves, particularly amid the pre-war climate. Although low interest rates bolstered the ongoing home-mortgage refinancing boom, doubts surfaced about the housing market's ability to continue supporting the sagging national economy as new home starts recorded their sharpest decline in nearly a decade. Another disturbing trend was that inflation, as measured by the Consumer

CONTENTS
Shareholder Letter ...........................  1

Fund Reports

 Franklin DynaTech Fund ......................  4

 Franklin Growth Fund ........................  8

 Franklin Income Fund ........................ 13

 Franklin U.S. Government
 Securities Fund ............................. 19

 Franklin Utilities Fund ..................... 25

Financial Highlights &
Statements of Investments .................... 29

Financial Statements ......................... 62

Notes to Financial Statements ................ 68


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

Price Index, registered its largest rise in two years, mostly due to soaring energy prices as the U.S. headed into war.

FINANCIAL MARKETS SHOW MIXED PERFORMANCE
Troubled equity markets showed fleeting signs of life during the period under review. However, each time markets appeared to rally, those gains were subsequently given back largely due to mixed economic data and talk of war against Iraq. In the end, most major indexes landed in positive territory for the period. For the six months ended March 31, 2003, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index posted returns of 6.60%, 5.00% and 14.84%, respectively. 1

Bond markets generally performed well as investors flocked to the perceived safety of fixed income investments. Higher-rated securities, including Treasuries and mortgages, continued to benefit from lower interest rates. The yield on the U.S. Treasury's 10-year note ended at 3.83%. Meanwhile, high yield bonds reversed a long run of weak performance as the outlook for corporate credit improved after being mired by rising defaults. The Lehman Brothers Government/Credit Index posted a return of 3.40% for the six-month reporting period. 2

IRAQ WAR CLOUDS NEAR-TERM OUTLOOK
Mostly disappointing economic data in the first quarter of 2003 left analysts sharply divided about the future. Many believe the latest economic slowdown largely reflects temporary factors including severe winter weather and anxiety over war that has restrained business investing and hiring. Others contend the economy is suffering from long-term imbalances -- due to the excesses of the 1990s' boom -- and is unlikely to bounce back quickly even if the war goes well. The Fed appeared to side with those who blame geopolitical uncertainty. Meanwhile, we expect financial markets to be volatile and choppy as market movements seem to depend on day-to-day developments in Iraq. It appears likely that the economy and markets may have to wait until the end of the conflict before they can move toward sustained recovery.


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.
2. Source: Standard & Poor's Micropal. The Lehman Brothers Government/Credit Index comprises securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S. government and agency securities; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your goals with your financial advisor, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE

Charles B. Johnson
President and Chief Executive Officer - Investment Management
Franklin Custodian Funds, Inc.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

FRANKLIN DYNATECH FUND

[GRAPHIC OMITTED] FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN DYNATECH FUND SEEKS CAPITAL APPRECIATION BY INVESTING MOST OF ITS ASSETS IN COMPANIES EMPHASIZING SCIENTIFIC AND TECHNOLOGICAL DEVELOPMENT.
--------------------------------------------------------------------------------

We are pleased to bring you this semiannual report for Franklin DynaTech Fund, covering the period ended March 31, 2003. During the six months under review, mixed economic data, an uncertain geopolitical environment and war in Iraq weighed heavily on the economy and financial markets. Although U.S. gross domestic product growth remained positive throughout the reporting period, employment and corporate spending did not improve. Furthermore, disposable household income fell amid the weak economy, exacerbated by rising fuel prices, which contributed to significantly lower consumer confidence. In response to these concerns, the Federal Reserve Board (the Fed) lowered its federal funds target interest rate in November 2002, from 1.75% to a 41-year low of 1.25%, in an attempt to stimulate the economy. The Fed kept the rate at 1.25% through the end of the reporting period.

In this mixed economic and geopolitical environment, broader U.S. equity market returns were nonetheless strong in 2002's fourth quarter, then slightly negative in 2003's first quarter. For the six-month period ended March 31, 2003, the Standard & Poor's 500 Composite Index (S&P 500) returned 5.00%. 1 Technology-oriented stocks significantly outperformed those of the broader stock market as reflected in the Fund's benchmark, the Nasdaq 100 Index, which returned 22.36% over the same time period. 2 With some seasonal strength in 2002's fourth quarter, combined with what most


1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends.

2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq 100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 31.

investors believed were attractive valuations and reasonable expectations, technology stocks posted robust returns during most of the reporting period. Franklin DynaTech Fund - Class A produced a +7.03% cumulative total return for the six months ended March 31, 2003, as shown in the Performance Summary on page 7.

At the beginning of the reporting period, the Fund's short-term investments and other assets were more than 40% of total net assets. In October and November, the Nasdaq 100 Index experienced the majority of its positive performance for the six months under review. Due to our large cash position during these two months, the Fund was unable to keep pace, accounting for much of its relative underperformanance versus the benchmark index over the reporting period.

During the reporting period we redeployed a significant amount of the portfolio's large cash position, increasing our level of investment. This reduced the Fund's short-term investments and other net assets from 42.0% at the beginning of the reporting period, to 8.6% on March 31, 2003. We began repositioning the portfolio as we sought to benefit from an eventual economic recovery -- investing in what we believed to be market-leading companies benefiting from technology. In addition to continued investment among many of our existing holdings, we added several new investments to the portfolio including software makers Adobe Systems and Symantec. Within the electronic technology industry, we bought shares in Rockwell Automation, which sells manufacturing productivity solutions; Qualcomm, a leading wireless communications equipment provider; and Teradyne, a semiconductor capital equipment maker. We also purchased shares of Steris and Stryker, both in the medical specialties industry, as well as Express Scripts, a leading pharmacy benefit management provider. Another new portfolio holding during the period was International Game Technology, a leading provider of slot machines and other gaming products. In our opinion, these companies are improving their competitive positions within their industries and offered solid long-term investment potential.

We also sold securities that no longer met our investment criteria or had significant downside risk, in our opinion. Within the electronic technology industry, we completely sold our shares of NCR and Brocade Communications because we thought their fundamentals appeared to be deteriorating. Other stock sales included Reuters, American International Group and Aclara Biosciences.

Despite the recent wave of economic and geopolitical uncertainty combined with low business, investor and consumer confidence, we are optimistic about prospects for

PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
3/31/03

                                 % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
-------------------------------------------

Semiconductors                       9.8%

Packaged Software                    8.7%

Pharmaceuticals                      7.4%

Medical Specialties                  7.0%

Biotechnology                        5.9%

Information Technology
Services                             4.4%

Electronic Production
Equipment                            3.7%

Telecommunications
Equipment                            3.7%

Other Consumer Services              3.6%

Data Processing Services             3.4%

Computer Peripherals                 2.9%

Managed Health Care                  2.8%

Electronic Equipment &
Instruments                          2.4%

Air Freight & Couriers               2.3%

Casinos & Gaming                     2.2%

Computer Processing
Hardware                             2.0%

Broadcasting                         1.9%

Computer
Communications                       1.9%

Recreational Products                1.9%

Cable & Satellite TV                 1.8%

Services to the
Health Industry                      1.7%

Financial Conglomerates              1.3%

Media Conglomerates                  1.2%

Electronics & Appliances             1.1%

Internet Software &
Services                             1.1%

Medical Distributors                 1.0%

Other                                4.3%

Short-Term Investments &
Other Net Assets                     8.6%

TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/03

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------

Microsoft Corp.                      4.7%
PACKAGED SOFTWARE

Intel Corp.                          3.8%
SEMICONDUCTORS

eBay Inc.                            3.6%
OTHER CONSUMER SERVICES

Amgen Inc.                           3.3%
BIOTECHNOLOGY

International Business
Machines Corp.                       3.2%
INFORMATION TECHNOLOGY
SERVICES

Pfizer Inc.                          3.0%
PHARMACEUTICALS

UnitedHealth Group Inc.              2.8%
MANAGED HEALTH CARE

Lexmark International Inc.           2.6%
COMPUTER PERIPHERALS

Linear Technology Corp.              2.5%
SEMICONDUCTORS

Medtronic Inc.                       2.3%
MEDICAL SPECIALTIES

solid long-term performance among technology-related investments. We are confident that technology will continue to be a vital portion of economic growth and are encouraged by price levels and valuations at which leading companies were recently trading, in our analysis. We remain committed to and focused on our strategy: investing in what we believe are premier, industry-leading companies with competitive advantages that offer long-term growth potential.

Thank you for your continued support and interest in Franklin DynaTech Fund.

/S/SIGNATURE

Rupert H. Johnson, Jr.


/S/SIGNATURE

Robert R. Dean, CFA

Portfolio Management Team
Franklin DynaTech Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

 FRANKLIN DYNATECH FUND

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                               CHANGE        3/31/03    9/30/02
------------------------------------------------------------------------
Net Asset Value (NAV)                 +$1.08        $16.45     $15.37

CLASS B                               CHANGE        3/31/03    9/30/02
------------------------------------------------------------------------
Net Asset Value (NAV)                 +$1.01        $16.20     $15.19

CLASS C                               CHANGE        3/31/03    9/30/02
------------------------------------------------------------------------
Net Asset Value (NAV)                 +$1.00        $16.03     $15.03

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

PERFORMANCE

CLASS A                             6-MONTH  1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------
Cumulative Total Return 1            +7.03%  -17.17%   -0.91%  +121.22%
Average Annual Total Return 2        +0.86%  -21.93%   -1.36%    +7.62%
Value of $10,000 Investment 3       $10,086   $7,807   $9,340   $20,848


                                                              INCEPTION
CLASS B                             6-MONTH  1-YEAR   3-YEAR  (2/1/00)
------------------------------------------------------------------------
Cumulative Total Return 1            +6.65%  -17.85%  -45.81%   -40.53%
Average Annual Total Return 2        +2.65%  -21.14%  -19.27%   -15.94%
Value of $10,000 Investment 3       $10,265   $7,886   $5,261    $5,774


                                                              INCEPTION
CLASS C                             6-MONTH  1-YEAR   5-YEAR  (9/16/96)
------------------------------------------------------------------------
Cumulative Total Return 1            +6.65%  -17.79%   -4.59%   +33.90%
Average Annual Total Return 2        +4.61%  -19.44%   -1.14%    +4.40%
Value of $10,000 Investment 3       $10,461   $8,056   $9,444   $13,254

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING MOST OF ITS ASSETS IN COMMON STOCKS OR CONVERTIBLE SECURITIES BELIEVED TO OFFER FAVORABLE POSSIBILITIES FOR CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

During the six months ended March 31, 2003, geopolitical tensions coupled with global economic concerns led to significant equity market volatility. In mid-March, the much-anticipated U.S.-led war began in Iraq, bringing with it added uncertainty. However, the U.S. economy, as measured by gross domestic product, grew 2.4% in 2002, and in our opinion, lingering business pessimism in this environment was unwarranted. We believe domestic economic performance during the recent past was relatively strong, given geopolitical difficulties, threats of terrorism and then the onset of war. However, business profitability was another matter. In a competitive economic environment, profits tend to be highly leveraged and dependent upon a careful balance of cost and revenue. With geopolitical concerns and a decline in consumer confidence limiting demand, such profits were difficult to achieve. As a result, the U.S. stock market experienced significant volatility during the six months under review, which we believe was not justified and reflected investors' short-term focus.

Despite wide stock market swings and sharp individual stock price fluctuations during the reporting period, we noted a backing and filling tendency in many stocks' prices, which indicated to us a potential bottoming-out after a long decline that dates back several years. Within this difficult environment, Franklin Growth Fund - Class A posted a +1.79% cumulative total return for the six months ended March 31, 2003, as shown in the Performance Summary beginning on page 11. For comparison, the Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P 500), returned 5.00% for the same period. 1


[GRAPHIC OMITTED] FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 38.

During the period under review, we realized several so-called "paper losses" by selling certain securities, to capture the tax benefits. Such losses can be carried forward and used to offset potential future capital gains, thereby limiting shareholders' future tax liabilities. In addition, as stock prices declined and became more attractive to us during the period, we became more optimistic, and we found some stocks that we believed represented solid value. We used this period to exchange some holdings that did not develop as we had hoped for others that appeared to offer more interesting prospects.

The technology sector appeared strongest during the six-month reporting period, with many of our technology holdings financially solid largely due to their becoming over-capitalized during the last buying frenzy. What the sector now needs, in our opinion, is business. We believe many companies' managements will soon realize that to move forward, they will require new products or mergers. Fund holding Yahoo! performed particularly well, appreciating 151% during the six months ended March 31, 2003, as revenues increased, earnings seemed to have bottomed, the company's financial condition was strong, and management appeared well-organized and responsive to market conditions. Some of the Fund's other strong performers included other technology-related companies such as EMC (+58%), Micrel (+50%), American Power Conversion (+49%) and Hewlett-Packard (+33%).

Our biggest disappointment during the period was the airlines. The U.S. airline network was arguably the world's best; however, due to the September 11, 2001, terrorist attacks, continuing geopolitical concerns and the onset of war, this industry began to deteriorate. In our opinion, addressing continued insecurity will require greater government aid or we risk losing the system, which we believe would prove costly and dangerous. On the other hand, we think the airline group would be one of the most responsive given a return to confidence.

On March 31, 2003, the Fund's top 10 positions represented 28.1% of total net assets, up slightly from 27.6% six months ago. Pfizer, along with other health-related companies, again appeared in the top 10 holdings. A newcomer to the top 10 during the reporting period was Illinois Tool Works.

PORTFOLIO BREAKDOWN
Franklin Growth Fund
3/31/03

                                  % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------

Health Technology                  24.9%

Producer Manufacturing             19.3%

Electronic Technology              15.6%

Technology Services                10.7%

Consumer Services                   4.8%

Transportation                      3.7%

Commercial Services                 3.4%

Consumer Non-Durables               3.3%

Distribution Services               3.2%

Consumer Durables                   2.5%

Process Industries                  2.3%

Energy Minerals                     2.2%

Industrial Services                 1.5%

Retail Trade                        1.0%

Health Services                     0.6%

Finance                             0.4%

Short-Term Investments &
Other Net Assets                    0.6%

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/03

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
-------------------------------------------

Pfizer Inc.                         4.0%
HEALTH TECHNOLOGY

Johnson & Johnson Inc.              3.7%
HEALTH TECHNOLOGY

Amgen Inc.                          3.5%
HEALTH TECHNOLOGY

3M Co.                              3.4%
PRODUCER MANUFACTURING

International Business
Machines Corp.                      2.8%
TECHNOLOGY SERVICES

Northrop Grumman Corp.              2.8%
ELECTRONIC TECHNOLOGY

Computer Sciences Corp.             2.1%
TECHNOLOGY SERVICES

Schering-Plough Corp.               2.1%
HEALTH TECHNOLOGY

Illinois Tool Works Inc.            1.9%
PRODUCER MANUFACTURING

General Dynamics Corp.              1.8%
ELECTRONIC TECHNOLOGY

Looking forward, the stock market will likely be primarily influenced by the war in the near term, and understandably so, in our opinion, as businesses and securities markets await a determination of the war's outcome. With a positive resolution, we believe investor confidence should return, business activity could quicken and the stock market is likely to respond favorably. No one knows precisely when stock markets reach their bottom, and no one has all the answers to investing. What we can do is remember that opportunities are present for those willing to take advantage of them and do our best to find them. We will continue working to position Franklin Growth Fund, with its diverse array of companies representing many different industries, to benefit from any economic upswing.

/S/SIGNATURE

V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE        3/31/03    9/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.36        $22.37     $22.01

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                         $0.0389

CLASS B                                 CHANGE        3/31/03    9/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.31        $22.00     $21.69

CLASS C                                 CHANGE        3/31/03    9/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.30        $21.81     $21.51

CLASS R                                 CHANGE        3/31/03    9/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.31        $22.29     $21.98

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                         $0.0545

ADVISOR CLASS                           CHANGE        3/31/03    9/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.33        $22.38     $22.05

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                         $0.1098

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.71% and +1.79%.

PERFORMANCE

CLASS A                                   6-MONTH  1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.79%   -29.79%  -14.44%   +96.13%
Average Annual Total Return 2             -4.05%   -33.83%   -4.21%    +6.34%
Value of $10,000 Investment 3             $9,595    $6,617   $8,064   $18,490


                                                                    INCEPTION
CLASS B                                   6-MONTH  1-YEAR    3-YEAR (1/1/99)
-----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.43%   -30.29%  -35.67%   -24.74%
Average Annual Total Return 2             -2.57%   -33.08%  -14.50%    -6.89%
Value of $10,000 Investment 3             $9,743    $6,692   $6,251    $7,386


                                                                    INCEPTION
CLASS C                                   6-MONTH  1-YEAR   5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.39%   -30.30%  -17.60%   +47.91%
Average Annual Total Return 2             -0.62%   -31.69%   -3.99%    +4.93%
Value of $10,000 Investment 3             $9,938    $6,831   $8,158   $14,643


                                                                    INCEPTION
CLASS R                                            6-MONTH  1-YEAR  (1/1/02)
-----------------------------------------------------------------------------
Cumulative Total Return 1                           +1.63%  -29.97%  -29.29%
Average Annual Total Return 2                       +0.63%  -30.67%  -24.97%
Value of $10,000 Investment 3                      $10,063   $6,933   $7,001


ADVISOR CLASS 4                           6-MONTH  1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.94%   -29.60%  -13.38% +100.72%
Average Annual Total Return 2             +1.94%   -29.60%   -2.83%   +7.22%
Value of $10,000 Investment 3             $10,194  $7,040   $8,662   $20,072

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

[GRAPHIC OMITTED] FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income

FRANKLIN INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN INCOME FUND SEEKS TO MAXIMIZE INCOME WHILE MAINTAINING PROSPECTS FOR CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF SECURITIES.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Income Fund's semiannual report covering the period ended March 31, 2003. During the six-month reporting period, the U.S. economy was characterized by sluggish growth, rising labor market uncertainty, and deteriorating consumer confidence and investor sentiment. As a result, the Federal Reserve Board continued its aggressive interest rate easing campaign by reducing the federal funds target rate 50 basis points (0.50%) to 1.25% in November 2002. Gross domestic product growth remained positive during the period. The stock market reacted to the uncertainty leading up to the war by rising sharply from early October to late November 2002, reversing course and declining from the end of November through mid-March 2003, and then rebounding again at the end of the period.

Geopolitical concerns, including the stalemate at the United Nations Security Council and then the onset of war in Iraq, kept financial markets unstable throughout the period. Despite significant volatility, equity markets ultimately ended the period higher than they were six months earlier, reflecting optimism of a possible quick end to the war and the potential start of a renewed period of growth and improving profitability across corporate America. Bond markets displayed similar levels of uncertainty and volatility, with interest rates rising sharply (and bond prices falling) to start the period and then retreating some as equity markets declined and investors focused more on current economic conditions and the prospects for war and global political unrest. As a result, the benchmark 10-year Treasury note's yield increased from 3.63% at the beginning of the reporting period to 3.83% on March 31, 2003.

PORTFOLIO BREAKDOWN
Franklin Income Fund
3/31/03

                                  % OF TOTAL
                                  NET ASSETS
--------------------------------------------

Corporate Straight Bonds             28.8%

Utilities Stocks                     20.4%

Corporate Convertible Bonds           8.1%

Energy Mineral Stocks                 6.9%

U.S. Government &
Agency Securities                     6.3%

Real Estate Stocks                    3.8%

Communication Stocks                  3.0%

Health Technology Stocks              2.3%

Finance Stocks                        2.2%

Consumer Non-Durables
Stocks                                1.9%

Process Industries Stocks             1.9%

Zero Coupon & Step-Up
Bonds                                 1.6%

Consumer Durables Stocks              1.4%
Foreign Government Bonds              0.3%

Other Stocks                          3.9%

Short-Term Investments &
Other Net Assets                      7.2%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 44.

TOP 5 BOND HOLDINGS
Franklin Income Fund
3/31/03

                  % OF TOTAL
                  NET ASSETS
-----------------------------

GNMA                    3.9%

Calpine Corp.           1.4%

FHLMC                   1.3%

FNMA                    1.1%

Charter Communications
Holdings LLC            1.1%

The Fund's equity and bond investments turned in strong performance overall during the six months under review. Our equity holdings improved with the general upward stock market trend, while our corporate bond investments benefited from a tightening of yield spreads relative to benchmark U.S. Treasury securities. Within this environment, Franklin Income Fund - Class A delivered a +8.72% six-month cumulative total return for the period ended March 31, 2003, as shown in the Performance Summary beginning on page 17.

During the six-month reporting period, we took profits in government agency securities, primarily our mortgage-backed securities holdings, and we continued to seek investment opportunities in corporate debt, convertible securities and equities that we believed offered solid total return potential over the long term. Our largest equity sector weighting at the end of the period was electric utilities. During the period, many of these companies focused on improving their balance sheets and free cash flow by reducing capital expenditures in unregulated businesses. Many such companies resolved problems related to deregulation, merchant power plant construction, and energy trading and marketing, and investors seemed to regain confidence in stable, highly regulated utility companies. We found attractive opportunities to add to our holdings in FPL Group, FirstEnergy and Progress Energy. We increased our oil and gas exposure by adding BP and ChevronTexaco to the Fund's portfolio, as we believe these shares traded at attractive valuation levels and offered attractive dividend yields. In our opinion, major oil companies should benefit going forward from relatively high commodity oil and natural gas prices as well as improving profitability in refining and chemical operations.

Convertible securities played an important role within the Fund's portfolio based on their potential to offer investors an attractive combination of income and long-term upside potential associated with improvement in the underlying common stocks' values. We added to several of our existing convertible positions, including Ford Motor and Nortel Networks, and initiated new positions in Agere Systems and Sierra Pacific Resources.

TOP 5 STOCK HOLDINGS
Franklin Income Fund
3/31/03

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
------------------------------------------

FirstEnergy Corp.                    1.5%
UTILITIES

Ford Motor Co. Capital
Trust II, 6.50%, cvt. pfd.           1.4%
CONSUMER DURABLES

American Electric
Power Co. Inc.                       1.3%
UTILITIES

FPL Group Inc.                       1.3%
UTILITIES

Altria Group Inc.                    1.3%
CONSUMER NON-DURABLES

DIVIDEND DISTRIBUTIONS
Franklin Income Fund
10/1/02-3/31/03

                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
MONTH       CLASS A    CLASS B    CLASS B1*   CLASS C    CLASS R   ADVISOR CLASS
--------------------------------------------------------------------------------
October   1.30 cents 1.17 cents  1.22 cents 1.22 cents  1.25 cents  1.32 cents
November  1.30 cents 1.17 cents  1.22 cents 1.22 cents  1.25 cents  1.32 cents
December  1.30 cents 1.17 cents  1.23 cents 1.24 cents  1.25 cents  1.32 cents
January   1.30 cents 1.17 cents  1.23 cents 1.24 cents  1.25 cents  1.33 cents
February  1.30 cents 1.17 cents  1.23 cents 1.24 cents  1.25 cents  1.33 cents
March     1.30 cents 1.17 cents  1.21 cents 1.21 cents  1.24 cents  1.32 cents

--------------------------------------------------------------------------------
TOTAL       7.80 CENTS 7.02 CENTS  7.34 CENTS 7.37 CENTS  7.49 CENTS  7.94 CENTS

*On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.


Corporate bonds performed well during the period because default concerns eased and average yield spreads to benchmark U.S. Treasury securities declined as investors gained confidence in the fundamental outlook facing many corporate borrowers. Increased emphasis and diligence among corporate managements on reducing fixed and variable costs, paring unnecessary capital expenditures, and using free cash flow to improve balance sheets and reduce overall leverage were common themes across the sector during the period. As a result, average yield spreads over U.S. Treasury bonds, a benchmark for the sector, narrowed from 1,064 basis points (10.64%) on September 30, 2002, to 825 basis points (8.25%) on March 31, 2003. 1 The tightening yield spread combined with attractive high current yields generally enabled corporate bonds to outperform other fixed income securities that were more impacted during the reporting period by gradually increasing interest rates. We focused on companies with strong market positions and ample liquidity when making investments in the sector. We initiated positions in bond issues from Georgia-Pacific and Sanmina, as well as increased our holdings of Calpine, HMH Properties (Host Marriott) and Equistar Chemical.

WHAT IS A MERCHANT POWER PLANT?
A MERCHANT POWER PLANT PRODUCES POWER AS A COMMODITY, SO ITS INCOME STREAM DEPENDS ON THE MARKET PRICE. IN CONTRAST, TRADITIONAL POWER PLANTS RELY ON PREDETERMINED RATES OF RETURN, USUALLY SET BY A REGULATORY BODY, TO GENERATE INCOME.

1. Source: CSFB.

As we look to the second half of the Fund's fiscal year, we believe the outbreak of war in Iraq may limit the economy's growth potential in the near term. We continue to focus on high yield corporate bond investments, as we believe the sector's valuations remain attractive. We are also finding investment opportunities in the equity market emphasizing attractive valuations and dividend yields. As always, we remain committed to our value-oriented approach and will continually search for new investments across asset classes and industries.

/S/SIGNATURE
Charles B. Johnson


/S/SIGNATURE
Edward Perks, CFA

Portfolio Management Team
Franklin Income Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INCOME FUND

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        3/31/03    9/30/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.08         $1.98      $1.90

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.0780
Long-Term Capital Gain                     $0.0050
                                           -------
      Total                                $0.0830

CLASS B                                    CHANGE        3/31/03    9/30/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.07         $1.97      $1.90

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.0702
Long-Term Capital Gain                     $0.0050
                                           -------
      Total                                $0.0752

CLASS B1                                   CHANGE        3/31/03    9/30/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.08         $1.98      $1.90

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.0734
Long-Term Capital Gain                     $0.0050
                                           -------
      Total                                $0.0784

CLASS C                                    CHANGE        3/31/03    9/30/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.08         $1.99      $1.91

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.0737
Long-Term Capital Gain                     $0.0050
                                           -------
      Total                                $0.0787

CLASS R                                    CHANGE        3/31/03    9/30/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.07         $1.96      $1.89

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.0749
Long-Term Capital Gain                     $0.0050
                                           -------
      Total                                $0.0799

ADVISOR CLASS                              CHANGE        3/31/03    9/30/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.08         $1.97      $1.89

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.0794
Long-Term Capital Gain                     $0.0050
                                           -------
      Total                                $0.0844

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS B1 (formerly Class B): Subject to no initial sales charge, but subject to a CDSC declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Distribution rate is based on an annualization of the respective class's March monthly dividend and the maximum offering price (NAV for Classes B, B1, R and Advisor) per share on 3/31/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/03.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.75% and +6.10%.

PERFORMANCE

CLASS A                                     6-MONTH  1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                   +8.72%   -3.86%   +18.06% +101.37%
Average Annual Total Return 2               +4.32%   -7.98%    +2.51%   +6.80%
Value of $10,000 Investment 3              $10,432   $9,202   $11,322  $19,312

Distribution Rate 4                  7.54%
30-Day Standardized Yield 5          6.83%


                                                                      INCEPTION
CLASS B                                              6-MONTH  1-YEAR  (11/1/01)
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +7.75%  -4.72%    +1.68%
Average Annual Total Return 2                         +3.75%  -8.27%    -1.41%
Value of $10,000 Investment 3                        $10,375  $9,173    $9,801

Distribution Rate 4                  7.13%
30-Day Standardized Yield 5          6.31%


                                                                      INCEPTION
CLASS B1                                    6-MONTH  1-YEAR   3-YEAR  (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return 1                    +8.46%  -4.35%   +19.20%  +18.49%
Average Annual Total Return 2                +4.46%  -7.90%    +5.19%   +3.73%
Value of $10,000 Investment 3               $10,446  $9,210   $11,640  $11,681

Distribution Rate 4                  7.33%
30-Day Standardized Yield 5          6.64%


                                                                      INCEPTION
CLASS C                                     6-MONTH  1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                    +8.43%  -4.29%   +15.56%  +71.87%
Average Annual Total Return 2                +6.32%  -6.02%    +2.70%   +6.95%
Value of $10,000 Investment 3               $10,632  $9,398   $11,423  $17,031

Distribution Rate 4                  7.22%
30-Day Standardized Yield 5          6.57%


                                                                      INCEPTION
CLASS R                                              6-MONTH  1-YEAR  (1/1/02)
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +8.05%  -4.67%    -0.95%
Average Annual Total Return 2                         +7.05%  -5.55%    -1.49%
Value of $10,000 Investment 3                        $10,705  $9,445    $9,815

Distribution Rate 4                  7.59%
30-Day Standardized Yield 5          6.82%


ADVISOR CLASS 6                             6-MONTH  1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                    +8.84%  -3.73%   +18.97% +104.30%
Average Annual Total Return 2                +8.84%  -3.73%    +3.54%   +7.41%
Value of $10,000 Investment 3               $10,884  $9,627   $11,897  $20,430

Distribution Rate 4                  8.04%
30-Day Standardized Yield 5          7.29%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

[GRAPHIC OMITTED] FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN U.S. GOVERNMENT SECURITIES FUND SEEKS HIGH, CURRENT INCOME FROM A PORTFOLIO OF U.S. GOVERNMENT SECURITIES.
--------------------------------------------------------------------------------

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2003. During the six months under review, slower economic activity and increased geopolitical risk generated negative investor sentiment and increased market volatility. However, the U.S. consumer remained resilient, bolstered by low financing costs. Businesses began to expand by replacing older technology but have yet to invest in new capacity. Several industries remained weak, including telecommunications, airlines, automobiles and utilities, constraining immediate prospects for business investment spending.

SINCE 1983, THE FUND HAS INVESTED PRIMARILY IN GINNIE MAE SECURITIES, WHICH CARRY A GUARANTEE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL. 1 ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), GINNIE MAES HAVE BEEN AMONG THE HIGHEST YIELDING U.S. GOVERNMENT OBLIGATIONS AVAILABLE.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This point graph compares the average annual total return measured against risk from 4/98 to 3/03 for Franklin U.S. Government Securities Fund - Class A vs. comparable investments.*

For the 5-year period ended 3/31/03
                                                                Average Annual
                                             Risk Return         Total Return
Franklin US Govt - Class A                      2.56%               6.65%
P&R Tsy 1 year                                  0.92%               5.04%
P&R Tsy 10 Year                                 7.29%               8.32%
P&R Tsy 30 Year                                10.71%               8.78%


*Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The Fund's Class A shares' average annual total return does not include the current, maximum 4.25% initial sales charge. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not guarantee future results.

1. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 55.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Franklin U.S. Government Securities Fund - Class A                     4.08%

10-Year Treasury Note*                                                 3.83%

Ginnie Mae Funds Average*                                              3.21%

Money Market Funds Average*                                            0.56%

*Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 3/31/03. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. Lipper averages do not include sales charges.

Geopolitical tension and impending war with Iraq continued to drive the financial markets during the six-month period. Many investors searched for safer, higher quality assets. The 10-year U.S. Treasury note yield declined for most of the period, from 3.63% on September 30, 2002, to 3.59% on March 10, 2003, before rising to 3.83% at period-end. As bond yields decline, prices rise. Government National Mortgage Association (Ginnie Mae or GNMA) mortgage pass-through securities, such as those the Fund owns, benefited from this flight to quality as GNMAs offer similar liquidity characteristics and the same credit quality as U.S. Treasuries. The timing of the cash flows for Ginnie Maes are uncertain, as they represent refinanceable mortgages, so they offer higher yields than Treasuries to compensate investors for this uncertainty. The higher income combined with lower price volatility has resulted, over time, in attractive risk-adjusted returns across market cycles.

Within this environment, Franklin U.S. Government Securities Fund - Class A posted a +2.22% cumulative total return for the six months ended March 31, 2003, as shown in the Performance Summary beginning on page 23. In comparison, the Lehman Brothers Intermediate U.S. Government Bond Index returned 1.91%, and the Lipper GNMA Funds Average posted a 1.87% return for the same period. 2 The Lehman Brothers Intermediate U.S. Government Bond Index generally has a longer duration and, as a result, more price volatility. The Fund's return reflects the deduction of management fees and expenses, while indexes do not have such costs.

2. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged Lehman Brothers Intermediate U.S. Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The Lipper GNMA Funds Average consisted of 66 funds on 3/31/03, and does not include sales charges. Fund performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS
Franklin U.S. Government Securities Fund
10/1/02-3/31/03

                                  DIVIDEND PER SHARE
---------------------------------------------------------------------------
MONTH            CLASS A     CLASS B    CLASS C     CLASS R   ADVISOR CLASS
---------------------------------------------------------------------------
October        3.38 cents  3.09 cents 3.09 cents  3.17 cents   3.44 cents
November       2.98 cents  2.69 cents 2.69 cents  2.77 cents   3.05 cents
December       2.98 cents  2.67 cents 2.68 cents  2.77 cents   3.06 cents
January        2.98 cents  2.67 cents 2.68 cents  2.77 cents   3.05 cents
February       2.98 cents  2.67 cents 2.68 cents  2.77 cents   3.05 cents
March          2.98 cents  2.67 cents 2.71 cents  2.77 cents   3.05 cents
---------------------------------------------------------------------------
TOTAL         18.28 CENTS 16.46 CENTS 16.53 CENTS 17.02 CENTS  18.70 CENTS

As is consistent with our strategy, we explored the GNMA mortgage pass-through markets for opportunities where we believed prepayment risk was mispriced. Our relative value process throughout this period tended to focus on lower coupon bonds, and we invested primarily in the 5.5% through 7.0% coupon range. We also sought to take advantage of higher coupon bonds where we found value.

Looking forward, we believe the economy will not slip back into recession because underlying fundamentals for economic growth remain intact. In our opinion, business spending should improve while the consumer acts as the backbone for economic growth. We expect inflation to stay low and long-term interest rates to fluctuate around current levels. We also believe income will continue to be the dominant source for investment returns, and that high credit quality should remain important to investors.

Additionally, we expect GNMAs to continue to show less total return volatility versus other longer-duration, high-yielding government bond sectors. Mortgage pass-through securities currently have short durations as interest rates are at a 41-year low, a condition favorable for investors worried about higher rates. However, mortgage pass-through durations vary more than other fixed income securities and rise when interest rates rise. These bonds' durations currently are comparable with the 2-year Treasury, whereas they would be compared to the 10-year Treasury if they had longer durations. We will keep searching for excellent long-term investment opportunities in this important U.S. dollar fixed income asset class.


/S/SIGNATURE

Jack Lemein


/S/SIGNATURE

Roger A. Bayston


/S/SIGNATURE

T. Anthony Coffey

Portfolio Management Team
Franklin U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN U.S GOVERNMENT
SECURITIES FUND

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        3/31/03    9/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.03         $6.96      $6.99
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.1828

CLASS B                                    CHANGE        3/31/03    9/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.03         $6.95      $6.98
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.1646

CLASS C                                    CHANGE        3/31/03    9/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.04         $6.93      $6.97
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.1653

CLASS R                                    CHANGE        3/31/03    9/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.03         $6.96      $6.99
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.1702

ADVISOR CLASS                              CHANGE        3/31/03    9/30/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.03         $6.98      $7.01
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                            $0.1870

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 3/31/03.

4. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 3/31/03.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.01% and +7.27%.

PERFORMANCE

CLASS A                                   6-MONTH  1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                  +2.22%  +8.54%   +37.97%  +88.93%
Average Annual Total Return 2              -2.12%  +3.94%    +5.72%   +6.11%

Distribution Rate 3                4.92%
30-Day Standardized Yield 4        4.08%


                                                                    INCEPTION
CLASS B                                   6-MONTH  1-YEAR   3-YEAR  (1/1/99)
-----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.95%   +7.99%   +25.94%  +28.28%
Average Annual Total Return 2             -2.03%   +3.99%    +7.13%   +5.65%

Distribution Rate 3                4.61%
30-Day Standardized Yield 4        3.73%


                                                                    INCEPTION
CLASS C                                   6-MONTH  1-YEAR   5-YEAR  (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return 1                  +1.82%  +8.03%   +34.30%   +67.81%
Average Annual Total Return 2              -0.17%  +5.93%    +5.86%    +6.61%

Distribution Rate 3                4.65%
30-Day Standardized Yield 4        3.69%


                                                                    INCEPTION
CLASS R                                            6-MONTH  1-YEAR  (1/1/02)
-----------------------------------------------------------------------------
Cumulative Total Return 1                          +2.03%   +8.15%    +9.21%
Average Annual Total Return 2                      +1.04%   +7.15%    +6.56%

Distribution Rate 3                4.78%
30-Day Standardized Yield 4        3.88%


ADVISOR CLASS 5                           6-MONTH  1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return 1                 +2.28%   +8.81%   +38.88%  +91.23%
Average Annual Total Return 2             +2.28%   +8.81%    +6.79%   +6.70%

Distribution Rate 3                5.24%
30-Day Standardized Yield 4        4.38%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

[GRAPHIC OMITTED] FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income

FRANKLIN UTILITIES FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN UTILITIES FUND SEEKS BOTH CAPITAL APPRECIATION AND CURRENT INCOME FROM A PORTFOLIO OF PUBLIC UTILITY INDUSTRY SECURITIES.
--------------------------------------------------------------------------------

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2003. The six months under review continued to pose significant challenges to the utilities sector. While negative news related to the California energy crisis receded from the headlines, two major factors contributed to stock price volatility across much of the utilities sector. Investor views shifted toward prospects for dividend tax relief, and utilities' managements focused on "back-to-basics" strategies, namely the strengthening of balance sheets following disappointing investments in unregulated power generation.

Over the last several years, electric utility companies have deployed tens of billions of dollars toward the development of unregulated power generation projects to relieve supply deficiencies across the U.S. power grid. Unfortunately, this massive investment coincided with a colossal rise and collapse in power pricing as a result of energy oversupply and weakening demand due to deteriorating overall economic conditions. As a result, financial returns on related utilities investments were much lower than most investors had anticipated. Credit rating agencies moved swiftly to lower many utilities' credit ratings due to weaker-than-expected cash flows available to cover the cost of higher debt loads used to finance the industry's foray into unregulated ventures. In response to the credit downgrades, many utility companies took action to improve their credit profiles by issuing equity, reducing dividend payments and rationalizing unregulated investments through asset sales, writedowns and reduced spending. While it may contribute to near-term stock price volatility, we view these recent activities as necessary for substantial, long-term positive developments within the utilities sector.

Within this environment, Franklin Utilities Fund - Class A delivered a +1.86% cumulative total return for the six months ended March 31, 2003, as shown in the Performance Summary beginning on page 27. The Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P 500), returned 5.00% for the same period. 1

PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets
3/31/03

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Stocks 78.9%

Convertible Securities 11.2%

Bonds 8.6%

Short-Term Investments & Other Net Assets 1.3%

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 60.

TOP 10 HOLDINGS
Franklin Utilities Fund
3/31/03

                                   % OF TOTAL
COMPANY                            NET ASSETS
---------------------------------------------

FPL Group, Inc.                      5.9%

Entergy Corp.                        5.6%

Dominion Resources Inc.              4.8%

Southern Co.                         4.6%

FirstEnergy Corp.                    4.3%

Exelon Corp.                         4.3%

Progress Energy Inc.                 3.9%

Cinergy Corp.                        3.9%

NiSource Inc.                        3.8%

American Electric
Power Co., Inc.                      3.7%

Throughout this challenging period, we adhered to our conservative strategy, focusing on high-quality, integrated electric utility companies with what we believe are sound or improving financial profiles and strong business prospects. Despite the difficulties they faced, many companies held by the Fund still managed to raise their dividends during the reporting period. We believe this was partially due to utility managements' increased focus on the importance of dividend distributions for their stockholders. Electric utility stock valuations also remained lower compared with the overall equity market, on a price-to-earnings basis, during the reporting period.

On March 31, 2003, 86.1% of the Fund's total net assets were invested in electric company securities. We continued to position the Fund toward those companies with attractive or improving financial and operating positions, according to our analysis. One such company is FPL Group, our largest Fund holding at period-end. FPL has one of the industry's strongest balance sheets and boasts a solid credit rating. We believe FPL also possesses one of the highest quality core electric utility franchises, and a strong track record in regard to operating efficiency and customer service. In 2002, FPL received a favorable outcome in Florida's rate reduction initiative, which we believe provides attractive earnings visibility through 2005.

Going forward, we will continue to search for the best return opportunities in the global utilities arena, with a specific focus on the U.S. electric utility sector. We remain confident that the sector's generally improving financial profile will aid its ability to perform well throughout the economic cycle. Despite recent challenges and setbacks, we hold a favorable long-term outlook for the sector and the Fund's underlying holdings. We believe the portfolio is well positioned to benefit from investors' increasingly skeptical view of corporate profit growth in the broader equity markets given that utilities offer consistent, quality earnings with an improving credit profile.

/S/SIGNATURE

John C. Kohli
Portfolio Manager
Franklin Utilities Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE        3/31/03    9/30/02
--------------------------------------------------------------------------
Net Asset Value (NAV)                     -$0.08         $7.88      $7.96
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                           $0.2240

CLASS B                                   CHANGE        3/31/03    9/30/02
--------------------------------------------------------------------------
Net Asset Value (NAV)                     -$0.08         $7.88      $7.96
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                           $0.2064

CLASS C                                   CHANGE        3/31/03    9/30/02
--------------------------------------------------------------------------
Net Asset Value (NAV)                     -$0.08         $7.87      $7.95
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                           $0.2074

CLASS R                                   CHANGE        3/31/03    9/30/02
--------------------------------------------------------------------------
Net Asset Value (NAV)                     -$0.08         $7.88      $7.96
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                           $0.2154

ADVISOR CLASS                             CHANGE        3/31/03    9/30/02
--------------------------------------------------------------------------
Net Asset Value (NAV)                     -$0.08         $7.91      $7.99
DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                           $0.2295

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Distribution rate is based on an annualization of the respective class's current quarterly dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 3/31/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/03.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +31.08% and +4.43%.

PERFORMANCE

CLASS A                                  6-MONTH  1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.86%  -16.94%  -0.86%   +55.99%
Average Annual Total Return 2             -2.43%  -20.44%  -1.04%    +4.09%
Value of $10,000 Investment 3             $9,757   $7,956  $9,490   $14,933

Distribution Rate 4               5.44%
30-Day Standardized Yield 5       4.75%


                                                                   INCEPTION
CLASS B                                  6-MONTH  1-YEAR   3-YEAR  (1/1/99)
----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.63%  -17.30%  +9.36%   -6.26%
Average Annual Total Return 2             -2.33%  -20.45%  +2.16%   -1.86%
Value of $10,000 Investment 3             $9,767   $7,955 $10,662   $9,232

Distribution Rate 4               5.26%
30-Day Standardized Yield 5       4.45%


                                                                   INCEPTION
CLASS C                                  6-MONTH  1-YEAR   5-YEAR   (5/1/95)
----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.65%  -17.31%  -3.21%   +55.22%
Average Annual Total Return 2             -0.34%  -18.91%  -0.86%    +5.57%
Value of $10,000 Investment 3             $9,966   $8,109  $9,578   $15,366

Distribution Rate 4               5.27%
30-Day Standardized Yield 5       4.40%


                                                                   INCEPTION
CLASS R                                           6-MONTH  1-YEAR  (1/1/02)
----------------------------------------------------------------------------
Cumulative Total Return 1                          +1.75% -17.06%  -14.54%
Average Annual Total Return 2                      +0.76% -17.84%  -12.56%
Value of $10,000 Investment 3                     $10,076  $8,216   $8,466

Distribution Rate 4               5.63%
30-Day Standardized Yield 5       4.59%


ADVISOR CLASS 6                          6-MONTH  1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------
Cumulative Total Return 1                 +1.92%  -16.77%  +0.13%   +59.12%
Average Annual Total Return 2             +1.92%  -16.77%  +0.03%    +4.75%
Value of $10,000 Investment 3            $10,192   $8,323 $10,013   $15,912

Distribution Rate 4               5.80%
30-Day Standardized Yield 5       5.09%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN DYNATECH FUND

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS A                                               (UNAUDITED)      2002       2001      2000 D      1999       1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................  $15.37       $18.76     $28.60     $23.11     $17.84     $18.48
                                                       ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .......................    (.01)         .03        .44        .56        .37        .27
 Net realized and unrealized gains (losses) ...........    1.09        (3.11)     (9.70)      5.30       5.14        .23
                                                       ------------------------------------------------------------------
Total from investment operations ......................    1.08        (3.08)     (9.26)      5.86       5.51        .50
                                                       ------------------------------------------------------------------
Less distributions from:
 Net investment income ................................      --         (.29)      (.58)      (.37)      (.24)      (.17)
 Tax return of capital ................................      --         (.02)        --         --         --         --
 Net realized gains ...................................      --           --         --         --         --       (.97)
                                                       ------------------------------------------------------------------
Total distributions ...................................      --         (.31)      (.58)      (.37)      (.24)     (1.14)
                                                       ------------------------------------------------------------------
Net asset value, end of period ........................  $16.45       $15.37     $18.76     $28.60     $23.11     $17.84
                                                       ==================================================================

Total return b ........................................    7.03%      (16.83)%   (32.86)%    25.57%     31.15%      3.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................$434,454     $413,309   $530,074   $809,140   $499,471   $215,864
Ratios to average net assets:
 Expenses .............................................    1.03% c      1.00%       .95%       .94%      1.00%      1.02%
 Net investment income (loss) .........................    (.21)% c      .13%      1.93%      1.98%      1.70%      1.55%
Portfolio turnover rate ...............................    5.50%        8.11%      4.07%      5.45%      6.49%     10.84%

CLASS B
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................  $15.20       $18.57     $28.45     $28.05
                                                       --------------------------------------------
Income from investment operations:
 Net investment income (loss) a .......................    (.12)        (.12)       .25        .28
 Net realized and unrealized gains (losses) ...........    1.12        (3.08)     (9.62)       .12
                                                       --------------------------------------------
Total from investment operations ......................    1.00        (3.20)     (9.37)       .40
                                                       --------------------------------------------
Less distributions from:
 Net investment income ................................      --         (.16)      (.51)        --
 Tax return of capital ................................      --         (.01)        --         --
                                                       --------------------------------------------
 Total distributions ..................................      --         (.17)      (.51)        --
                                                       --------------------------------------------
Net asset value, end of period ........................  $16.20       $15.20     $18.57     $28.45
                                                       ============================================

Total return b ........................................   6.58%     (17.51)%   (33.37)%      1.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................  $6,128       $5,066     $5,473     $4,749
Ratios to average net assets:
 Expenses .............................................   1.79% c      1.75%      1.70%      1.73% c
 Net investment income (loss) .........................  (.97)% c     (.62)%      1.13%      1.43% c
Portfolio turnover rate ...............................   5.50%        8.11%      4.07%      5.45%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period February 1, 2000 (effective date) to September 30, 2000 for
 Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN DYNATECH FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS C                                               (UNAUDITED)      2002       2001        2000       1999       1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................  $15.04       $18.34     $27.95     $22.64     $17.53     $18.30
                                                       ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .......................    (.14)        (.11)       .27        .34        .22        .15
 Net realized and unrealized gains (losses) ...........    1.13        (3.05)     (9.50)      5.21       5.05        .17
                                                       ------------------------------------------------------------------
Total from investment operations ......................     .99        (3.16)     (9.23)      5.55       5.27        .32
                                                       ------------------------------------------------------------------
Less distributions from:
 Net investment income ................................      --         (.13)      (.38)      (.24)      (.16)      (.12)
 Tax return of capital ................................      --         (.01)        --         --         --         --
 Net realized gains ...................................      --           --         --         --         --       (.97)
                                                       ------------------------------------------------------------------
Total distributions ...................................      --         (.14)      (.38)      (.24)      (.16)     (1.09)
                                                       ------------------------------------------------------------------
Net asset value, end of period ........................  $16.03       $15.04     $18.34     $27.95     $22.64     $17.53
                                                       ==================================================================

Total return b ........................................    6.58%    (17.48)%   (33.36)%     24.65%     30.20%      2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................... $51,330      $51,809    $77,204   $126,313    $73,890    $12,358
Ratios to average net assets:
 Expenses .............................................   1.77% c      1.74%      1.70%      1.69%      1.75%      1.79%
 Net investment income (loss) .........................  (.95)% c     (.61)%      1.19%      1.23%      1.00%       .81%
Portfolio turnover rate ...............................   5.50%        8.11%      4.07%      5.45%      6.49%     10.84%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED)

 FRANKLIN DYNATECH FUND                                 SHARES       VALUE
--------------------------------------------------------------------------------
 COMMON STOCKS AND RIGHTS 91.4%
 AIR FREIGHT/COURIERS 2.3%
   C.H. Robinson Worldwide Inc. ......................  100,000 $  3,270,000
   United Parcel Service Inc., B .....................  140,000    7,980,000
                                                                ------------
                                                                  11,250,000
                                                                ------------
 APPAREL/FOOTWEAR RETAIL .3%
a  Hot Topic Inc. ....................................   70,000    1,631,700
                                                                ------------
 BIOTECHNOLOGY 5.9%
a  Affymetrix Inc. ...................................   22,200      577,200
a  Amgen Inc. ........................................  280,000   16,114,000
a  Chiron Corp. ......................................   80,000    3,000,000
a  Genentech Inc. ....................................  270,000    9,452,700
                                                                ------------
                                                                  29,143,900
                                                                ------------
 BROADCASTING 1.9%
a  Clear Channel Communications Inc. .................  200,000    6,784,000
a  Entercom Communications Corp. .....................   60,000    2,634,600
                                                                ------------
                                                                   9,418,600
                                                                ------------
 CABLE/SATELLITE TV 1.8%
a  Comcast Corp., A ..................................  150,000    4,123,500
a  General Motors Corp., H ...........................  170,000    1,904,000
a  Liberty Media Corp., A ............................  300,000    2,919,000
                                                                ------------
                                                                   8,946,500
                                                                ------------
 CASINOS/GAMING 2.2%
a  International Game Technology .....................  130,000   10,647,000
                                                                ------------
 CHEMICALS: SPECIALTY .9%
   Sigma-Aldrich Corp. ...............................  100,000    4,449,000
                                                                ------------
 COMMERCIAL SERVICES .4%
a  Sabre Holdings Corp., A ...........................  120,000    1,909,200
                                                                ------------
 COMPUTER COMMUNICATIONS 1.9%
a  Cisco Systems Inc. ................................  720,000    9,288,000
                                                                ------------
 COMPUTER PERIPHERALS 2.9%
a  EMC Corp. .........................................  180,000    1,301,400
a  Lexmark International Inc. ........................  190,000   12,720,500
                                                                ------------
                                                                  14,021,900
                                                                ------------
 COMPUTER PROCESSING HARDWARE 2.0%
a  Apple Computer Inc. ...............................  100,000    1,414,000
   Hewlett-Packard Co. ...............................  450,862    7,010,904
a  Sun Microsystems Inc. .............................  430,000    1,401,800
                                                                ------------
                                                                   9,826,704
                                                                ------------
 CONTRACT DRILLING
   Transocean Inc. ...................................    5,808      118,774
                                                                ------------
 DATA PROCESSING SERVICES 3.4%
   First Data Corp. ..................................  300,000   11,103,000
   Paychex Inc. ......................................  200,000    5,494,000
                                                                ------------
                                                                  16,597,000
                                                                ------------
 ELECTRONIC COMPONENTS .2%
a  Flextronics International Ltd. (Singapore) ........  100,000      872,000
                                                                ------------
 ELECTRONIC EQUIPMENT/INSTRUMENTS 2.4%
a  Agilent Technologies Inc. .........................  300,000    3,945,000
a  JDS Uniphase Corp. ................................  350,000      997,500
   Rockwell Automation Inc. ..........................  200,000    4,140,000
a  Waters Corp. ......................................  140,000    2,962,400
                                                                ------------
                                                                  12,044,900
                                                                ------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

 FRANKLIN DYNATECH FUND                                 SHARES       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
   ELECTRONIC PRODUCTION EQUIPMENT 3.7%
a  Applied Materials Inc. ............................  500,000 $  6,290,000
a  KLA-Tencor Corp. ..................................  200,000    7,188,400
a  Novellus Systems Inc. .............................   80,000    2,181,600
a  Teradyne, Inc. ....................................   80,000      931,200
a  Varian Semiconductor Equipment Associates Inc. ....   75,000    1,525,500
                                                                ------------
                                                                  18,116,700
                                                                ------------
   ELECTRONICS/APPLIANCE STORES .3%
a  Best Buy Co., Inc. ................................   50,000    1,348,500
                                                                ------------
   ELECTRONICS/APPLIANCES 1.1%
   Sony Corp., ADR (Japan) ...........................  150,000    5,269,500
                                                                ------------
   FINANCIAL CONGLOMERATES 1.3%
   Citigroup Inc. ....................................  190,000    6,545,500
                                                                ------------
   FINANCIAL PUBLISHING/SERVICES .2%
   Equifax Inc. ......................................   50,000      999,500
                                                                ------------
   HOUSEHOLD/PERSONAL CARE .6%
   Estee Lauder Cos. Inc., A .........................  100,000    3,036,000
                                                                ------------
   INFORMATION TECHNOLOGY SERVICES 4.4%
a  Computer Sciences Corp. ...........................  190,000    6,184,500
   International Business Machines Corp. .............  200,000   15,686,000
                                                                ------------
                                                                  21,870,500
                                                                ------------
   INSURANCE BROKERS/SERVICES .8%
a  ChoicePoint Inc. ..................................  120,000    4,068,000
                                                                ------------
   INTERNET SOFTWARE/SERVICES 1.1%
a  Check Point Software Technologies Ltd. (Israel) ...   55,000      795,850
a  Yahoo! Inc. .......................................  190,000    4,563,800
                                                                ------------
                                                                   5,359,650
                                                                ------------
   MAJOR TELECOMMUNICATIONS .2%
a  France Telecom SA, rts., 6/29/04 (France) .........   50,000      773,000
                                                                ------------
   MANAGED HEALTH CARE 2.8%
   UnitedHealth Group Inc. ...........................  150,000   13,750,500
                                                                ------------
   MEDIA CONGLOMERATES 1.2%
a  AOL Time Warner Inc. ..............................  280,000    3,040,800
   News Corp. Ltd., ADR (Australia) ..................  120,000    3,108,000
                                                                ------------
                                                                   6,148,800
                                                                ------------
   MEDICAL DISTRIBUTORS 1.0%
   McKesson Corp. ....................................  200,000    4,986,000
                                                                ------------
   MEDICAL SPECIALTIES 7.0%
a  Alcon Inc. (Switzerland) ..........................  120,000    4,922,400
   Medtronic Inc. ....................................  250,000   11,280,000
a  STERIS Corp. ......................................  100,000    2,616,000
   Stryker Corp. .....................................  140,000    9,611,000
a  Zimmer Holdings Inc. ..............................  120,000    5,835,600
                                                                ------------
                                                                  34,265,000
                                                                ------------
   OILFIELD SERVICES/EQUIPMENT .4%
   Schlumberger Ltd. .................................   50,000    1,900,500
                                                                ------------
   OTHER CONSUMER SERVICES 3.6%
a  eBay Inc. .........................................  210,000   17,910,900
                                                                ------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

 FRANKLIN DYNATECH FUND                                  SHARES       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
   PACKAGED SOFTWARE 8.7%
   Adobe Systems Inc. .............................     220,000 $  6,782,600
a  Intuit Inc. ....................................     230,000    8,556,000
   Microsoft Corp. ................................     950,000   22,999,500
a  Oracle Corp. ...................................     220,000    2,386,780
a  Symantec Corp. .................................      50,000    1,959,000
                                                                ------------
                                                                  42,683,880
                                                                ------------
   PHARMACEUTICALS: MAJOR 7.4%
   Bristol-Myers Squibb Co. .......................     130,000    2,746,900
   Johnson & Johnson ..............................     130,000    7,523,100
   Merck & Co. Inc. ...............................     150,000    8,217,000
   Pfizer Inc. ....................................     470,000   14,645,200
   Schering-Plough Corp. ..........................     100,000    1,783,000
   Teva Pharmaceutical Industries
     Ltd., ADR (Israel) ...........................      30,000    1,249,500
                                                                ------------
                                                                  36,164,700
                                                                ------------
   RECREATIONAL PRODUCTS 1.9%
a  Electronic Arts Inc. ...........................     160,000    9,382,400
                                                                ------------
   SEMICONDUCTORS 9.8%
a  Analog Devices Inc. ............................     260,000    7,150,000
   Intel Corp. ....................................   1,150,000   18,722,000
a  International Rectifier Corp. ..................      70,000    1,376,900
a  Intersil Corp. .................................     100,000    1,556,000
   Linear Technology Corp. ........................     400,000   12,348,000
a  Xilinx Inc. ....................................     300,000    7,023,000
                                                                ------------
                                                                  48,175,900
                                                                ------------
   SERVICES TO THE HEALTH INDUSTRY 1.7%
a  Express Scripts, Inc. ..........................     150,000    8,352,000
                                                                ------------
   TELECOMMUNICATIONS EQUIPMENT 3.7%
   Motorola Inc. ..................................     680,750    5,622,994
   Nokia Corp., ADR (Finland) .....................     330,000    4,623,300
   QUALCOMM Inc. ..................................     220,000    7,933,200
                                                                ------------
                                                                  18,179,494
                                                                ------------
   TOTAL COMMON STOCKS AND RIGHTS
     (COST $466,029,111) ..........................              449,452,102
                                                                ------------
   SHORT TERM INVESTMENTS 5.1% - (COST $25,163,209)
b  Franklin Institutional Fiduciary
     Trust Money Market Portfolio .................  25,163,209   25,163,209
                                                                ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE
     AGREEMENTS (COST $491,192,320) ..........................   474,615,311
                                                                ------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN DYNATECH FUND                                                                           AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT 4.9% (COST $23,987,594)

c  Joint Repurchase Agreement, 1.296%, 04/01/03, (Maturity Value $23,988,457) ................ $23,987,594  $ 23,987,594
    ABN AMRO Bank, N.Y. (Maturity Value $1,873,781)
    Banc of America Securities LLC (Maturity Value $1,873,781)
    Banc One Capital Markets, Inc. (Maturity Value $1,873,781)
    Barclays Capital Inc. (Maturity Value $1,873,781)
    Bear, Stearns & Co., Inc. (Maturity Value $1,873,781)
    BNP Paribas Securities Corp. (Maturity Value $1,873,781)
    Credit Suisse First Boston LLC (Maturity Value $1,873,781)
    Deutsche Bank Securities Inc. (Maturity Value $1,873,781)
    Dresdner Kleinwort Wasserstein Securities LLC. (Maturity Value $1,873,781)
    Goldman, Sachs & Co. (Maturity Value $1,873,781)
    Lehman Brothers Inc. (Maturity Value $1,503,085)
    Morgan Stanley & Co. Inc. (Maturity Value $1,873,781)
    UBS Warburg LLC. (Maturity Value $1,873,781)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds,
        and U.S. Government Agency Securities
                                                                                                            ------------
   TOTAL INVESTMENTS (COST $515,179,914) 101.4% ..............................................               498,602,905
   OTHER ASSETS, LESS LIABILITIES (1.4)% .....................................................                (6,690,410)
                                                                                                            ------------
   NET ASSETS 100% ...........................................................................              $491,912,495
                                                                                                            ============

aNon-income producing
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.
cSee Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN GROWTH FUND

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS A                                               (UNAUDITED)      2002       2001        2000       1999 D     1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $22.02       $27.81     $36.91     $33.21     $28.58     $27.09
                                                     --------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................        .05          .07        .23        .45        .39        .49
 Net realized and unrealized gains (losses) ........        .34        (5.65)     (7.26)      3.96       4.89       1.71
                                                     --------------------------------------------------------------------
Total from investment operations ...................        .39        (5.58)     (7.03)      4.41       5.28       2.20
                                                     --------------------------------------------------------------------
Less distributions from:
 Net investment income .............................       (.04)        (.16)      (.40)      (.45)      (.44)      (.47)
 Net realized gains ................................         --         (.05)     (1.67)      (.26)      (.21)      (.24)
                                                     --------------------------------------------------------------------
Total distributions ................................       (.04)        (.21)     (2.07)      (.71)      (.65)      (.71)
                                                     --------------------------------------------------------------------
Net asset value, end of period .....................     $22.37       $22.02     $27.81     $36.91     $33.21     $28.58
                                                     ====================================================================

Total return b .....................................       1.79%    (20.35)%   (20.12)%     13.53%     18.63%      8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................. $1,206,520   $1,249,745 $1,657,387 $2,149,928 $2,119,740 $1,635,780
Ratios to average net assets:
 Expenses ..........................................      1.05% c       .96%       .91%       .93%       .89%       .88%
 Net investment income .............................       .44% c       .24%       .69%      1.27%      1.19%      1.78%
Portfolio turnover rate ............................      3.40%        2.16%       .29%      8.12%      3.74%       .58%

CLASS B
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $21.70       $27.46     $36.54     $33.03     $31.45
                                                     ---------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ....................       (.03)        (.14)      (.03)       .16        .14
 Net realized and unrealized gains (losses) ........        .33        (5.57)     (7.18)      3.96       1.44
                                                     ---------------------------------------------------------
Total from investment operations ...................        .30        (5.71)     (7.21)      4.12       1.58
                                                     ---------------------------------------------------------
Less distributions from:
 Net investment income .............................         --           --       (.20)      (.35)        --
 Net realized gains ................................         --         (.05)     (1.67)      (.26)        --
                                                     ---------------------------------------------------------
Total distributions ................................         --         (.05)     (1.87)      (.61)        --
                                                     ---------------------------------------------------------
Net asset value, end of period .....................     $22.00       $21.70     $27.46     $36.54     $33.03
                                                     =========================================================
Total return b .....................................      1.38%     (20.90)%   (20.74)%     12.68%      5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................    $80,161      $75,141    $66,095    $38,353    $17,271
Ratios to average net assets:
 Expenses ..........................................      1.79% c      1.71%      1.66%      1.68%      1.65% c
 Net investment income (loss) ......................     (.30)% c     (.51)%     (.10)%       .45%       .57% c
Portfolio turnover rate ............................      3.40%        2.16%       .29%      8.12%      3.74%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to September 30, 1999 for
 Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN GROWTH FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS C                                               (UNAUDITED)      2002 D     2001        2000       1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $21.51       $27.24     $36.19     $32.58     $28.11     $26.70
                                                      ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ......................     (.04)        (.14)      (.02)       .18        .14        .29
 Net realized and unrealized gains (losses) ..........      .34        (5.54)     (7.13)      3.91       4.81       1.66
                                                      ----------------------------------------------------------------
Total from investment operations .....................      .30        (5.68)     (7.15)      4.09       4.95       1.95
                                                      ----------------------------------------------------------------
Less distributions from:
 Net investment income ...............................       --           --       (.13)      (.22)      (.27)      (.30)
 Net realized gains ..................................       --         (.05)     (1.67)      (.26)      (.21)      (.24)
                                                      ----------------------------------------------------------------
Total distributions ..................................       --         (.05)     (1.80)      (.48)      (.48)      (.54)
                                                      ----------------------------------------------------------------
Net asset value, end of period .......................   $21.81       $21.51     $27.24     $36.19     $32.58     $28.11
                                                      ================================================================

Total return b .......................................    1.39%     (20.92)%   (20.72)%     12.71%     17.71%      7.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................... $219,234     $232,307   $310,650   $374,483   $362,216   $189,572
Ratios to average net assets:
 Expenses ............................................    1.80% c      1.70%      1.66%      1.68%      1.65%      1.65%
 Net investment income (loss) ........................   (.31)% c     (.51)%     (.06)%       .52%       .45%      1.02%
Portfolio turnover rate ..............................    3.40%        2.16%       .29%      8.12%      3.74%       .58%

CLASS R
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $21.98       $31.59
                                                      -----------------------
Income from investment operations:
 Net investment income a .............................      .02           --
 Net realized and unrealized gains (losses) ..........      .34        (9.61)
                                                      -----------------------
Total from investment operations .....................      .36        (9.61)
                                                      -----------------------
Less distributions from net investment income ........     (.05)          --
                                                      -----------------------
Net asset value, end of period .......................   $22.29       $21.98
                                                      =======================

Total return b .......................................    1.63%     (30.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................   $8,599       $2,788
Ratios to average net assets:
 Expenses ............................................    1.30% c      1.21% c
 Net investment income ...............................     .19% c       .02% c
Portfolio turnover rate ..............................    3.40%        2.16%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or contingent deferred sales charges, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to September 30, 2002 for
 Class R.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN GROWTH FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  ----------------------------------------------------
ADVISOR CLASS                                         (UNAUDITED)      2002       2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $22.06       $27.86     $36.99     $33.27     $28.63     $27.13
                                                     --------------------------------------------------------------------
Income from investment operations:
 Net investment income a ............................       .08          .14        .31        .54        .46        .57
 Net realized and unrealized gains (losses) .........       .35        (5.65)     (7.28)      3.97       4.90       1.69
                                                     --------------------------------------------------------------------
Total from investment operations ....................       .43        (5.51)     (6.97)      4.51       5.36       2.26
                                                     --------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.11)        (.24)      (.49)      (.53)      (.51)      (.52)
 Net realized gains .................................        --         (.05)     (1.67)      (.26)      (.21)      (.24)
                                                     --------------------------------------------------------------------
Total distributions .................................      (.11)        (.29)     (2.16)      (.79)      (.72)      (.76)
                                                     --------------------------------------------------------------------
Net asset value, end of period ......................    $22.38       $22.06     $27.86     $36.99     $33.27     $28.63
                                                     ====================================================================

Total return b ......................................     1.94%     (20.14)%   (19.94)%     13.84%     18.89%      8.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $28,825      $27,431    $32,498    $39,442    $35,461    $41,871
Ratios to average net assets:
 Expenses ...........................................      .80% c       .71%       .66%       .68%       .65%       .65%
 Net investment income ..............................      .69% c       .49%       .94%      1.51%      1.41%      2.01%
Portfolio turnover rate .............................     3.40%        2.16%       .29%      8.12%      3.74%       .58%


aBased on average shares outstanding effective year ended September 30, 1999. bTotal return is not annualized for periods less than one year.
cAnnualized

                                            See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED)

 FRANKLIN GROWTH FUND                             SHARES        VALUE
--------------------------------------------------------------------------
   COMMON STOCKS 99.4%

   COMMERCIAL SERVICES 3.4%
a  Dun & Bradstreet Corp. .....................   122,000  $    4,666,500
   Equifax Inc. ...............................   400,000       7,996,000
   Moody's Corp. ..............................   244,000      11,280,120
a  Programming & Systems Inc. .................   345,300              --
a  Robert Half International Inc. .............   300,000       3,993,000
a  Sabre Holdings Corp., A ....................   800,000      12,728,000
   Wallace Computer Services Inc. .............   500,000      12,455,000
                                                           --------------
                                                               53,118,620
                                                           --------------
   CONSUMER DURABLES 2.5%
   Harley-Davidson Inc. .......................   200,000       7,942,000
   Hasbro Inc. ................................   600,000       8,334,000
   Mattel Inc. ................................ 1,000,000      22,500,000
                                                           --------------
                                                               38,776,000
                                                           --------------
   CONSUMER NON-DURABLES 3.3%
   Hershey Foods Corp. ........................   258,200      16,178,812
   International Flavors & Fragrances Inc. ....   500,000      15,545,000
   Tootsie Roll Industries Inc. ...............    21,198         604,791
   V.F. Corp. .................................   500,000      18,815,000
                                                           --------------
                                                               51,143,603
                                                           --------------
   CONSUMER SERVICES 4.8%
a  AOL Time Warner Inc. ....................... 1,350,000      14,661,000
   Carnival Corp. .............................   500,000      12,055,000
   Fairmont Hotels & Resorts Inc. (Canada) ....   125,000       2,812,500
a  USA Interactive ............................   600,200      16,079,358
a  Viacom Inc., A .............................   200,000       7,300,000
a  Viacom Inc., B .............................   100,000       3,652,000
   The Walt Disney Co. ........................ 1,000,000      17,020,000
                                                           --------------
                                                               73,579,858
                                                           --------------
   DISTRIBUTION SERVICES 3.2%
   Cardinal Health Inc. .......................   236,250      13,459,163
   Genuine Parts Co. ..........................   461,700      14,086,467
   W.W. Grainger Inc. .........................   500,000      21,450,000
                                                           --------------
                                                               48,995,630
                                                           --------------
   ELECTRONIC TECHNOLOGY 15.6%
a  Agilent Technologies Inc. ..................   400,000       5,260,000
a  Apple Computer Inc. ........................   500,000       7,070,000
   Boeing Co. ................................. 1,000,000      25,060,000
a  Cisco Systems Inc. ......................... 1,350,000      17,415,000
a  Conexant Systems Inc. ......................   300,000         447,000
a  Dell Computer Corp. ........................   500,000      13,655,000
a  EMC Corp. .................................. 1,000,000       7,230,000
a  Gateway Inc. ...............................   500,000       1,180,000
   General Dynamics Corp. .....................   500,000      27,535,000
   Hewlett-Packard Co. ........................ 1,116,250      17,357,688
   Intel Corp. ................................   800,000      13,024,000
   Lockheed Martin Corp. ......................   500,000      23,775,000
a  Micrel Inc. ................................    25,000         230,500
a  Mykrolis Corp. .............................   270,725       2,260,554
   Northrop Grumman Corp. .....................   500,000      42,900,000
   Raytheon Co. ...............................   600,000      17,022,000
   Rockwell Automation Inc. ...................   100,000       2,070,000
   Rockwell Collins Inc. ......................   100,000       1,837,000
a  Sun Microsystems Inc. ...................... 1,600,000       5,216,000
a  Waters Corp. ...............................   500,000      10,580,000
                                                           --------------
                                                              241,124,742
                                                           --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

 FRANKLIN GROWTH FUND                              SHARES        VALUE
-------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 2.2%
   BP PLC, ADR (United Kingdom) ...............   295,200  $   11,391,768
   Encana Corp. (Canada) ......................   342,000      11,067,120
   Royal Dutch Petroleum Co., N.Y. shs.
    (Netherlands) .............................   280,000      11,410,000
                                                           --------------
                                                               33,868,888
                                                           --------------
   FINANCE .4%
a  ChoicePoint Inc. ...........................   160,000       5,423,997
                                                           --------------
   HEALTH SERVICES .6%
a  Caremark RX Inc. ...........................    75,625       1,372,594
   IMS Health Inc. ............................   500,000       7,805,000
                                                           --------------
                                                                9,177,594
                                                           --------------
   HEALTH TECHNOLOGY 24.9%
   Abbott Laboratories ........................   400,000      15,044,000
a  Advanced Medical Optics Inc. ...............    88,888       1,195,544
   Allergan Inc. ..............................   400,000      27,284,000
a  Amgen Inc. .................................   932,000      53,636,600
   Baxter International Inc. ..................   500,000       9,320,000
   Bristol-Myers Squibb Co. ...................   640,000      13,523,200
a  Edwards Lifesciences Corp. .................    50,000       1,370,000
   Eli Lilly & Co. ............................   400,000      22,860,000
a  Genentech Inc. .............................   500,000      17,505,000
   Johnson & Johnson ..........................   996,000      57,638,520
   Merck & Co. Inc. ...........................   400,000      21,912,000
a  Millipore Corp. ............................   400,000      13,080,000
   Pall Corp. .................................   500,000      10,000,000
   Pfizer Inc. ................................ 2,000,000      62,320,000
   Schering-Plough Corp. ...................... 1,800,000      32,094,000
   Wyeth ......................................   600,000      22,692,000
a  Zimmer Holdings Inc. .......................    64,000       3,112,320
                                                           --------------
                                                               84,587,184
                                                           --------------
   INDUSTRIAL SERVICES 1.5%
a  Ionics Inc. ................................   400,000       6,620,000
   Schlumberger Ltd. ..........................   400,000      15,204,000
   Transocean Inc. ............................    77,440       1,583,648
                                                           --------------
                                                               23,407,648
                                                           --------------
   PROCESS INDUSTRIES 2.3%
   Air Products & Chemicals Inc. ..............   500,000      20,715,000
   RPM International Inc. .....................   500,000       5,250,000
   Sigma-Aldrich Corp. ........................   200,000       8,898,000
                                                           --------------
                                                               34,863,000
                                                           --------------
   PRODUCER MANUFACTURING 19.3%
   3M Co. .....................................   400,000      52,012,000
a  American Power Conversion Corp. ............   500,000       7,120,000
   ArvinMeritor Inc. ..........................    12,499         174,861
   Avery Dennison Corp. .......................   462,000      27,105,540
   Caterpillar Inc. ...........................   300,000      14,760,000
a  CUNO Inc. ..................................    86,200       2,898,906
   Deere & Co. ................................   300,000      11,778,000
a  Dionex Corp. ...............................   250,000       8,257,500
   Emerson Electric Co. .......................   500,000      22,675,000
   Illinois Tool Works Inc. ...................   500,000      29,075,000
   Ingersoll Rand Co., A ......................   501,000      19,333,590
   Johnson Controls Inc. ......................   200,000      14,488,000
   Molex Inc. .................................   146,483       3,150,117

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

 FRANKLIN GROWTH FUND                              SHARES        VALUE
------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PRODUCER MANUFACTURING (CONT.)
   Molex Inc., A ..............................   146,483  $    2,697,484
   Teleflex Inc. ..............................   500,000      17,850,000
   Textron Inc. ...............................   525,000      14,416,500
a  Thomas & Betts Corp. .......................   500,000       7,090,000
   Tyco International Ltd. .................... 1,550,052      19,933,669
   United Technologies Corp. ..................   400,000      23,112,000
                                                           --------------
                                                              297,928,167
                                                           --------------
   RETAIL TRADE 1.0%
   Family Dollar Stores Inc. ..................   200,000       6,176,000
   Tiffany & Co. ..............................   350,000       8,750,000
                                                           --------------
                                                               14,926,000
                                                           --------------
   TECHNOLOGY SERVICES 10.7%
   Automatic Data Processing Inc. .............   800,000      24,632,000
a  Certegy Inc. ...............................   200,000       5,040,000
a  Computer Sciences Corp. .................... 1,000,000      32,550,000
   International Business Machines Corp. ......   560,000      43,920,800
   Microsoft Corp. ............................ 1,000,000      24,210,000
a  Oracle Corp. ...............................   500,000       5,424,500
a  Sungard Data Systems Inc. ..................   500,000      10,650,000
a  Yahoo! Inc. ................................   800,000      19,216,000
                                                           --------------
                                                              165,643,300
                                                           --------------
   TRANSPORTATION 3.7%
a  Alaska Air Group Inc. ......................   500,000       7,830,000
a  AMR Corp. .................................. 1,080,000       2,268,000
a  British Airways PLC, ADR (United Kingdom) ..   450,000       7,582,500
   Canadian Pacific Railway Ltd. (Canada) .....   250,000       5,272,500
a  Continental Airlines Inc., B ...............   500,000       2,560,000
   CP Ships Ltd. (Canada) .....................    22,000         281,160
   Delta Air Lines Inc. .......................   900,000       8,010,000
   KLM Royal Dutch Airlines, N.Y. shs.
    (Netherlands) .............................   470,901       2,919,586
a  Northwest Airlines Corp. ...................   409,000       2,822,100
   Providence & Worchester Railroad Co. .......    85,000         572,050
   Southwest Airlines Co. .....................    65,200         936,271
   Union Pacific Corp. ........................   300,000      16,500,000
                                                           --------------
                                                               57,554,167
                                                           --------------
   TOTAL COMMON STOCKS (COST $1,002,108,387) ..             1,534,118,398
                                                           --------------
   SHORT TERM INVESTMENTS (COST $12,231,943) .8%
b  Franklin Institutional Fiduciary Trust
     Money Market Portfolio ...................12,231,943      12,231,943
                                                           --------------
   TOTAL INVESTMENTS
     (COST $1,014,340,330) 100.2% .............             1,546,350,341
   OTHER ASSETS, LESS LIABILITIES (.2)% .......                (3,012,052)
                                                           --------------
   NET ASSETS 100.0% ..........................            $1,543,338,289
                                                           ==============

aNon-income producing
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN INCOME FUND

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  ---------------------------------------------------
CLASS A                                               (UNAUDITED)       2002 D     2001        2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $1.90          $2.16      $2.35      $2.23      $2.34      $2.49
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................        .07            .14        .17        .18        .17        .17
 Net realized and unrealized gains (losses) .......        .10           (.21)      (.15)       .13       (.09)      (.11)
                                                      --------------------------------------------------------------------
Total from investment operations ..................        .17           (.07)       .02        .31        .08        .06
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ............................       (.08)          (.17)      (.18)      (.18)      (.18)      (.18)
 Net realized gains ...............................       (.01)          (.02)      (.03)      (.01)      (.01)      (.03)
                                                      --------------------------------------------------------------------
Total distributions ...............................       (.09)          (.19)      (.21)      (.19)      (.19)      (.21)
                                                      --------------------------------------------------------------------
Net asset value, end of period ....................      $1.98          $1.90      $2.16      $2.35      $2.23      $2.34
                                                      ====================================================================

Total return b ....................................      8.72%        (4.18)%       .58%     14.68%      4.02%      2.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $6,865,988     $6,001,117 $5,960,990 $6,083,135 $6,776,804 $7,704,983
Ratios to average net assets:
 Expenses .........................................       .73% c         .72%       .73%       .76%       .73%       .72%
 Net investment income ............................      7.48% c        6.67%      7.54%      8.01%      7.46%      6.83%
Portfolio turnover rate ...........................     20.28%         51.16%     28.13%     24.41%     17.35%     22.01%

CLASS B
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $1.90          $2.15
                                                    --------------------------
Income from investment operations:
 Net investment income a ..........................        .06            .11
 Net realized and unrealized gains (losses) .......        .09           (.21)
                                                    --------------------------
Total from investment operations ..................        .15           (.10)
                                                    --------------------------
Less distributions from:
 Net investment income ............................       (.07)          (.13)
 Net realized gains ...............................       (.01)          (.02)
                                                    --------------------------
Total distributions ...............................       (.08)          (.15)
                                                    --------------------------
Net asset value, end of period ....................      $1.97          $1.90
                                                    ==========================

Total return b ....................................      7.75%        (5.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $1,008,137       $558,580
Ratios to average net assets:
 Expenses .........................................      1.58% c        1.57% c
 Net investment income ............................      6.63% c        6.01% c
Portfolio turnover rate ...........................     20.28%         51.16%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period November 1, 2001 (effective date) to September 30, 2002 for
 Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN INCOME FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  ---------------------------------------------------
CLASS B1                                              (UNAUDITED)       2002       2001        2000       1999 D     1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $1.90          $2.17      $2.35      $2.24      $2.36
                                                      ---------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................        .07            .13        .16        .17        .12
 Net realized and unrealized gains (losses) .......        .09           (.22)      (.14)       .12       (.11)
                                                      ---------------------------------------------------------
Total from investment operations ..................        .16           (.09)       .02        .29        .01
                                                      ---------------------------------------------------------
Less distributions from:
 Net investment income ............................       (.07)          (.16)      (.17)      (.17)      (.13)
 Net realized gains ...............................       (.01)          (.02)      (.03)      (.01)        --
                                                      ---------------------------------------------------------
Total distributions ...............................       (.08)          (.18)      (.20)      (.18)      (.13)
                                                      ---------------------------------------------------------
Net asset value, end of period ....................      $1.98          $1.90      $2.17      $2.35      $2.24
                                                      =========================================================

Total return b ....................................      8.46%        (4.66)%       .10%     14.09%       .34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................   $435,768       $430,226   $446,245   $140,711    $83,031
Ratios to average net assets:
 Expenses .........................................      1.23% c        1.22%      1.23%      1.26%      1.23% c
 Net investment income ............................      6.98% c        6.15%      7.02%      7.49%      7.22% c
Portfolio turnover rate ...........................     20.28%         51.16%     28.13%     24.41%     17.35%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $1.91          $2.17      $2.36      $2.24      $2.34      $2.49
                                                    ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................        .07            .13        .16        .17        .16        .16
 Net realized and unrealized gains (losses) .......        .09           (.21)      (.15)       .13       (.08)      (.11)
                                                    ----------------------------------------------------------------------
Total from investment operations ..................        .16           (.08)       .01        .30        .08        .05
                                                    ----------------------------------------------------------------------
Less distributions from:
 Net investment income ............................       (.07)          (.16)      (.17)      (.17)      (.17)      (.17)
 Net realized gains ...............................       (.01)          (.02)      (.03)      (.01)      (.01)      (.03)
                                                    ----------------------------------------------------------------------
Total distributions ...............................       (.08)          (.18)      (.20)      (.18)      (.18)      (.20)
                                                    ----------------------------------------------------------------------
Net asset value, end of period ....................      $1.99          $1.91      $2.17      $2.36      $2.24      $2.34
                                                    ======================================================================

Total return b ....................................      8.43%        (4.64)%      .09%     14.54%      3.46%      1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $2,116,625     $1,545,377 $1,080,315  $872,662   $997,438 $1,014,634
Ratios to average net assets:
 Expenses .........................................      1.25% c        1.21%      1.23%      1.26%      1.23%      1.22%
 Net investment income ............................      6.96% c        6.21%      7.04%      7.51%      6.97%      6.35%
Portfolio turnover rate ...........................     20.28%         51.16%     28.13%     24.41%     17.35%     22.01%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to September 30, 1999 for Class
 B1.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN INCOME FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  ---------------------------------------------------
CLASS R                                               (UNAUDITED)       2002 D     2001        2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $1.89          $2.18
                                                      ------------------------
Income from investment operations:
 Net investment income a ............................      .07            .10
 Net realized and unrealized gains (losses) .........      .08           (.27)
                                                      ------------------------
Total from investment operations ....................      .15           (.17)
                                                      ------------------------
Less distributions from:
 Net investment income ..............................     (.07)          (.12)
 Net realized gains .................................     (.01)            --
                                                      ------------------------
Total distributions .................................     (.08)          (.12)
                                                      ------------------------
Net asset value, end of period ......................    $1.96          $1.89
                                                      ========================

Total return b ......................................    8.05%         (8.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $17,715         $6,350
Ratios to average net assets:
 Expenses ...........................................    1.08% c        1.07% c
 Net investment income ..............................    7.13% c        6.77% c
Portfolio turnover rate .............................   20.28%         51.16%

ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $1.89          $2.16      $2.34      $2.23      $2.34      $2.48
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income a ............................      .07            .14        .18        .18        .17        .17
 Net realized and unrealized gains (losses) .........      .10           (.22)      (.15)       .12       (.09)      (.10)
                                                      --------------------------------------------------------------------
Total from investment operations ....................      .17           (.08)       .03        .30        .08        .07
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................     (.08)          (.17)      (.18)      (.18)      (.18)      (.18)
 Net realized gains .................................     (.01)          (.02)      (.03)      (.01)      (.01)      (.03)
                                                      --------------------------------------------------------------------
Total distributions .................................     (.09)          (.19)      (.21)      (.19)      (.19)      (.21)
                                                      --------------------------------------------------------------------
Net asset value, end of period ......................    $1.97          $1.89      $2.16      $2.34      $2.23      $2.34
                                                      ====================================================================

Total return b ......................................    8.84%         (4.50)%     1.21%     14.90%      3.71%      2.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $38,970        $30,737    $22,737    $21,220    $23,891    $21,851
Ratios to average net assets:
 Expenses ...........................................     .58% c         .57%       .58%       .61%       .58%       .57%
 Net investment income ..............................    7.63% c        6.85%      7.69%      8.16%      7.60%      7.02%
Portfolio turnover rate .............................   20.28%         51.16%     28.13%     24.41%     17.35%     22.01%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to September 30, 2002 for Class
 R.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED)

                                                                                               SHARES/
  FRANKLIN INCOME FUND                                                         COUNTRY        WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 33.5%
    COMMUNICATIONS 1.9%
a   McLeodUSA Inc., wts., 4/16/07 .........................................   United States      393,026    $       66,814
a   NII Holdings Inc., B ..................................................   United States      106,743         2,734,756
a   NTL Inc. ..............................................................   United States      379,021         3,361,916
    SBC Communications Inc. ...............................................   United States    4,250,000        85,255,000
a   Telecom Argentina Stet - France Telecom SA, B, ADR ....................     Argentina      1,700,000         6,358,000
    Verizon Communications Inc. ...........................................   United States    2,750,000        97,212,500
                                                                                                            --------------
                                                                                                               194,988,986
                                                                                                            --------------
    CONSUMER NON-DURABLES 1.9%
    Altria Group Inc. .....................................................   United States    4,500,000       134,820,000
a   Hartmarx Corp. ........................................................   United States    1,069,300         2,202,758
    Loews Corp. - Carolina Group ..........................................   United States    2,046,400        37,858,400
    R.J. Reynolds Tobacco Holdings Inc. ...................................   United States      800,000        25,808,000
                                                                                                            --------------
                                                                                                               200,689,158
                                                                                                            --------------
    ENERGY MINERALS 4.6%
    BP PLC, ADR ...........................................................  United Kingdom    3,000,000       115,770,000
    Canadian Oil Sands Trust ..............................................      Canada        5,000,000       120,160,441
    ChevronTexaco Corp. ...................................................   United States    2,000,000       129,300,000
    Petroleo Brasileiro SA, ADR ...........................................      Brazil        1,600,000        24,240,000
    Royal Dutch Petroleum Co., N.Y. shs. ..................................    Netherlands     2,200,000        89,650,000
                                                                                                            --------------
                                                                                                               479,120,441
                                                                                                            --------------
    FINANCE 2.2%
    Fleet Boston Financial Corp. ..........................................   United States    4,250,000       101,490,000
    iStar Financial Inc. ..................................................   United States    1,325,000        38,650,250
    JP Morgan Chase & Co. .................................................   United States    4,000,000        94,840,000
                                                                                                            --------------
                                                                                                               234,980,250
                                                                                                            --------------
    HEALTH TECHNOLOGY 2.3%
    Bristol-Myers Squibb Co. ..............................................   United States    6,000,000       126,780,000
    Schering-Plough Corp. .................................................   United States    5,000,000        89,150,000
    Wyeth .................................................................   United States      800,000        30,256,000
                                                                                                            --------------
                                                                                                               246,186,000
                                                                                                            --------------
    NON-ENERGY MINERALS .8%
    AngloGold Ltd., ADR ...................................................   South Africa     2,450,000        73,941,000
a   Hecla Mining Co. ......................................................   United States    2,200,000         7,238,000
                                                                                                            --------------
                                                                                                                81,179,000
                                                                                                            --------------
    PROCESS INDUSTRIES 1.8%
    Dow Chemical Co. ......................................................   United States    1,000,000        27,610,000
    Eastman Chemical Co. ..................................................   United States    1,430,600        41,473,094
    E.I. du Pont de Nemours & Co. .........................................   United States    1,610,000        62,564,600
    Georgia-Pacific Corp. .................................................   United States    1,527,700        21,235,030
    Lyondell Chemical Co. .................................................   United States    2,200,000        30,690,000
a   SHC Inc. ..............................................................   United States      712,000                --
                                                                                                            --------------
                                                                                                               183,572,724
                                                                                                            --------------
    REAL ESTATE .7%
    First Industrial Realty Trust Inc. ....................................   United States    1,000,000        28,320,000
    Liberty Property Trust ................................................   United States      800,000        25,040,000
    ProLogis ..............................................................   United States    1,025,600        25,968,192
                                                                                                            --------------
                                                                                                                79,328,192
                                                                                                            --------------
    TECHNOLOGY SERVICES .1%
a,b Anacomp Inc., A .......................................................   United States     743,700         12,271,050
                                                                                                            --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                              SHARES/
  FRANKLIN INCOME FUND                                                         COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES 17.2%
  Ameren Corp. ............................................................ United States    2,800,000    $  109,340,000
  American Electric Power Co. Inc. ........................................ United States    4,160,900        95,076,565
  Centerpoint Energy Inc. ................................................. United States    3,000,000        21,150,000
  Cinergy Corp. ........................................................... United States    4,000,000       134,600,000
  CMS Energy Corp. ........................................................ United States    3,650,000        16,096,500
  Dominion Resources Inc. ................................................. United States    1,232,500        68,243,525
  DTE Energy Co. .......................................................... United States    2,639,100       102,001,215
  Duke Energy Corp. ....................................................... United States    3,346,900        48,663,926
  Energy East Corp. ....................................................... United States    3,800,000        67,640,000
  Entergy Corp. ........................................................... United States      500,000        24,075,000
  Exelon Corp. ............................................................ United States    1,000,000        50,410,000
  FirstEnergy Corp. ....................................................... United States    4,979,600       156,857,400
  FPL Group Inc. .......................................................... United States    1,429,800        84,258,114
  Hawaiian Electric Industries Inc. ....................................... United States      860,000        35,053,600
  Keyspan Corp. ........................................................... United States      550,000        17,737,500
  NiSource Inc. ........................................................... United States    2,650,000        48,230,000
  ONEOK Inc. .............................................................. United States    2,396,900        43,959,146
  Pepco Holdings Inc. ..................................................... United States    5,500,000        95,700,000
  Pinnacle West Capital Corp. ............................................. United States    2,226,600        74,012,184
  Progress Energy Inc. .................................................... United States    3,200,000       125,280,000
  Public Service Enterprise Group Inc. .................................... United States    2,380,700        87,347,883
  Sempra Energy ........................................................... United States    2,456,600        61,316,736
  Southern Co. ............................................................ United States    2,650,000        75,366,000
  TECO Energy Inc. ........................................................ United States    2,129,800        22,639,774
  Texas Genco Holdings .................................................... United States      137,500         2,391,125
  TXU Corp. ............................................................... United States    4,400,000        78,540,000
  Xcel Energy Inc. ........................................................ United States    4,332,500        55,499,325
                                                                                                          --------------
                                                                                                           1,801,485,518
                                                                                                          --------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $3,623,355,445) ..................                                3,513,801,319
                                                                                                          --------------
  PREFERRED STOCKS .4%
  COMMUNICATIONS
a Nortel Inversora SA, B, ADR, pfd. .......................................   Argentina        524,000         1,011,320
                                                                                                          --------------
  HEALTH SERVICES .3%
  Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ...................    Germany      30,000,000        30,975,000
                                                                                                          --------------
  PROCESS INDUSTRIES .1%
a Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ................................   Indonesia     75,000,000           937,500
  Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold ........... United States      375,000        12,412,500
                                                                                                          --------------
                                                                                                              13,350,000
                                                                                                          --------------
  TOTAL PREFERRED STOCKS (COST $104,594,946) ..............................                                   45,336,320
                                                                                                          --------------
  CONVERTIBLE PREFERRED STOCKS 13.8%
  COMMERCIAL SERVICES .3%
  Morgan Stanley into Coca-Cola Co., 7.00%, cvt. pfd. ..................... United States      650,000        27,511,250
                                                                                                          --------------
  COMMUNICATIONS 1.1%
  Alltel Corp. - Equity Units, 7.75%, cvt. pfd. ........................... United States    2,345,000       110,238,450
a McLeodUSA Inc., 2.50%, cvt. pfd. ........................................ United States      177,366           495,383
                                                                                                          --------------
                                                                                                             110,733,833
                                                                                                          --------------
  CONSUMER DURABLES 1.4%
  Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ....................... United States    4,100,000       146,124,000
                                                                                                          --------------
  ELECTRONIC TECHNOLOGY .6%
  Motorola Inc., 7.00%, cvt. pfd. ......................................... United States    1,250,000        36,950,000
  Solectron Corp., 7.25%, cvt. pfd. ....................................... United States    2,525,000        26,386,250
                                                                                                          --------------
                                                                                                              63,336,250
                                                                                                          --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                              SHARES/
  FRANKLIN INCOME FUND                                                         COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS (CONT.)
  ENERGY MINERALS 2.3%
  Chesapeake Energy Corp., 144A, 6.75%, cvt. pfd. ......................... United States      300,000     $  18,740,625
  Kerr-McGee Corp. into Devon Energy, 5.50%, cvt. pfd. .................... United States      854,000        37,635,780
  Lomak Financing Trust into Range Resources, 5.75%, cvt. pfd. ............ United States    1,450,000        42,956,250
  Newfield Financial Trust I, 6.50%, cvt. pfd. ............................ United States      700,000        38,018,400
  Nuevo Financing I, 5.75%, cvt. pfd., A .................................. United States    1,500,000        45,675,000
  Unocal Corp., 6.25%, cvt. pfd. .......................................... United States    1,250,000        62,031,250
                                                                                                          --------------
                                                                                                             245,057,305
                                                                                                          --------------
  INDUSTRIAL SERVICES .4%
  El Paso Energy Capital Trust I, 4.75%, cvt. pfd. ........................ United States      336,300         7,539,846
  Weatherford International Inc., 5.00%, cvt. pfd. ........................ United States      700,000        35,784,280
                                                                                                          --------------
                                                                                                              43,324,126
                                                                                                          --------------
  REAL ESTATE 3.1%
  Archstone-Smith Trust, 9.16%, cvt. pfd., A .............................. United States    1,000,000        30,000,000
  Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A .......................... United States    2,100,000        34,020,000
  Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ...................... United States    3,575,000        77,577,500
  Host Marriott Corp., 6.75%, cvt. pfd. ................................... United States    2,250,000        74,882,813
  Innkeepers USA Trust, 8.625%, cvt. pfd., A .............................. United States    1,968,300        45,270,900
  Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ................... United States    1,900,000        44,935,000
  Vornado Realty Trust, 6.50%, cvt. pfd., A ............................... United States      450,000        22,707,000
                                                                                                          --------------
                                                                                                             329,393,213
                                                                                                          --------------
  RETAIL TRADE .2%
  Goldman Sachs Group Inc. into Target Corp., 8.00%, cvt. pfd. ............ United States      650,000        19,607,250
a Kmart Financing I, 7.75%, cvt. pfd. ..................................... United States      500,000           185,000
                                                                                                          --------------
                                                                                                              19,792,250
                                                                                                          --------------
  TECHNOLOGY SERVICES .8%
  Electronic Data Systems Corp., 7.625%, cvt. pfd. ........................ United States    2,000,000        40,020,000
  Goldman Sachs Group Inc. into IBM, 8.00%, cvt. pfd. ..................... United States      525,000        39,632,250
                                                                                                          --------------
                                                                                                              79,652,250
                                                                                                          --------------
  TRANSPORTATION .4%
  Union Pacific Capital Trust, 6.25%, cvt. pfd. ........................... United States      900,000        45,522,810
                                                                                                          --------------
  UTILITIES 3.2%
  American Electric Power Co. Inc., 9.25%, cvt. pfd. ...................... United States    1,200,000        43,560,000
  CMS Energy Trust I, 7.75%, cvt. pfd. .................................... United States    1,150,000        32,673,800
  Dominion Resources Inc., 9.50%, cvt. pfd. ............................... United States      334,500        17,986,065
  FPL Group Inc., 8.50%, cvt. pfd. ........................................ United States      950,000        52,202,500
  Keyspan Corp., 8.75%, cvt. pfd. ......................................... United States    1,050,000        50,977,500
  ONEOK Inc., 8.50%, cvt. pfd. ............................................ United States      800,000        21,576,000
  PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ........................... United States    1,000,000        18,490,000
  Sempra Energy, 8.50%, cvt. pfd. ......................................... United States    2,000,000        50,575,600
  Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES .................... United States      450,000        11,691,000
  TECO Energy Inc., ACES, 9.50%, cvt. pfd. ................................ United States      900,000        14,049,000
  TXU Corp., 8.75%, cvt. pfd. ............................................. United States      700,000        19,481,000
                                                                                                          --------------
                                                                                                             333,262,465
                                                                                                          --------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,745,573,179) ................                                1,443,709,752
                                                                                                         ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
  FRANKLIN INCOME FUND                                                         COUNTRY      AMOUNT C          VALUE
-----------------------------------------------------------------------------------------------------------------------
  BONDS 28.8%
  COMMUNICATIONS 5.3%
  American Cellular Corp., senior sub. note, 9.50%, 10/15/09 .............. United States $ 49,800,000    $   12,450,000
  AT&T Corp., senior note, 7.30%, 11/15/11 ................................ United States   50,000,000        53,913,750
  AT&T Wireless Group, senior note, 7.875%, 3/01/11 ....................... United States  100,000,000       112,045,900
  Crown Castle International Corp., senior note, 9.375%, 8/01/11 .......... United States   18,900,000        17,388,000
  Dobson Communications Corp., senior note, 10.875%, 7/01/10 .............. United States   40,000,000        40,400,000
  Nextel Communications Inc., senior disc. note, 9.95%, 2/15/08 ........... United States   48,800,000        51,118,000
d Nextlink Communications Inc., senior note, 10.75%, 6/01/09 .............. United States   51,000,000           318,750
  Qwest Capital Funding, 7.00%, 8/03/09 ................................... United States   84,000,000        64,260,000
  Qwest Capital Funding, 7.25%, 2/15/11 ................................... United States   28,000,000        21,420,000
  Qwest Corp., 7.20%, 11/10/26 ............................................ United States   38,000,000        33,060,000
  Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 .................. United States   10,900,000         7,929,750
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ................. United States   47,400,000        36,972,000
  US West Communications Inc., 6.875%, 9/15/33 ............................ United States   42,000,000        35,700,000
  Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .............. United States   10,409,000        11,553,990
d WorldCom Inc., 8.00%, 5/15/06 ........................................... United States  150,000,000        40,500,000
d WorldCom Inc., 7.50%, 5/15/11 ........................................... United States   73,000,000        19,710,000
                                                                                                          --------------
                                                                                                             558,740,140
                                                                                                          --------------
  CONSUMER NON-DURABLES .3%
d Compania Alimentos Fargo SA, senior note, 13.25%, 8/01/08 ...............   Argentina     28,100,000         1,826,500
  Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ....... United States   60,900,000        26,491,500
  Spalding Inc., PIK, 144A, 9.50%, 5/01/08 ................................ United States   16,793,777         1,679,378
                                                                                                          --------------
                                                                                                              29,997,378
                                                                                                          --------------
  CONSUMER SERVICES 7.6%
d Adelphia Communications Corp., senior note, 7.875%, 5/01/09 ............. United States   53,600,000        21,708,000
d Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ........... United States   55,000,000        22,550,000
  AOL Time Warner Inc., notes, 6.875%, 5/01/12 ............................ United States   62,000,000        66,184,442
d Cablevision SA, 13.75%, 5/01/09 .........................................   Argentina     29,300,000         6,592,500
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 ..................    Canada       42,900,000        47,511,750
  Charter Communications Holdings LLC, senior note, 8.625%, 4/01/09 ....... United States   70,000,000        32,725,000
  CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ................. United States   16,800,000        15,372,000
  Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ............. United States   38,900,000        41,720,250
  CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 ...................... United States   60,000,000        60,450,000
  CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .................... United States   40,000,000        41,400,000
  EchoStar DBS Corp., senior note, 10.375%, 10/01/07 ...................... United States   49,000,000        54,145,000
  Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ................. United States    8,000,000         8,060,000
e Lone Cypress Co., sub. note, 11.50%, 8/01/09 ............................ United States   42,913,353        44,951,737
  MGM Mirage Inc., senior note, 8.375%, 2/01/11 ........................... United States   23,300,000        25,047,500
  Six Flags Inc., senior note, 9.50%, 2/01/09 ............................. United States   45,000,000        42,862,500
  Spanish Broadcasting Systems, senior note, 9.625%, 11/01/09 ............. United States   10,200,000        10,582,500
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ................. United States   42,600,000        46,966,500
  Tyco International Group, 6.375%, 10/15/11 ..............................  Luxembourg     75,000,000        70,500,000
  Universal City Development, senior note, 144A, 11.75%, 4/01/10 .......... United States   34,000,000        34,382,500
  Venetian Casino/LV Sands, 11.00%, 6/15/10 ............................... United States   50,200,000        52,772,750
  Yell Finance BV, senior note, 10.75%, 8/01/11 ...........................United Kingdom   21,650,000        24,139,750
  Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11 .............. United States   23,768,000        25,312,920
                                                                                                          --------------
                                                                                                             795,937,599
                                                                                                          --------------
  ELECTRONIC TECHNOLOGY 2.7%
  Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ................ United States   66,500,000        63,507,500
  Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09 ........ United States   48,400,000        54,450,000
  Lucent Technologies, 6.45%, 3/15/29 ..................................... United States   93,500,000        60,307,500
  Sanmina-SCI Corp., A, 10.375%, 1/15/10 .................................. United States   30,000,000        32,550,000
  Solectron Corp., senior note, 9.625%, 2/15/09 ........................... United States   67,000,000        70,350,000
                                                                                                          --------------
                                                                                                             281,165,000
                                                                                                          --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
  FRANKLIN INCOME FUND                                                         COUNTRY      AMOUNT C          VALUE
-----------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  ENERGY MINERALS 1.9%
  Chesapeake Energy Corp., senior note, 9.00%, 8/15/12 .................... United States $ 15,000,000    $   16,350,000
  Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ................... United States   50,000,000        53,250,000
  Conproca SA, S.F. senior secured note, 144A, 12.00%, 6/16/10 ............    Mexico       38,000,000        47,500,000
  Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ............... United States   41,000,000        43,152,500
  Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07 .......... United States   42,000,000        25,410,000
  P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ........... United States   10,800,000        11,407,500
                                                                                                          --------------
                                                                                                             197,070,000
                                                                                                          --------------
  HEALTH SERVICES .6%
  Healthsouth Corp., 7.625%, 6/01/12 ...................................... United States   75,000,000        34,875,000
  Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 .............. United States   28,800,000        31,824,000
                                                                                                          --------------
                                                                                                              66,699,000
                                                                                                          --------------
  INDUSTRIAL SERVICES 2.0%
  Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ... United States   85,000,000        88,612,500
  El Paso Corp., senior note, 6.75%, 5/15/09 .............................. United States   79,000,000        63,990,000
  Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ...... United States   15,100,000        15,930,500
  H&E Equipment/Finance, 11.125%, 6/15/12 ................................. United States   26,000,000        19,890,000
  Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 ...... United States   16,200,000        15,795,000
                                                                                                          --------------
                                                                                                             204,218,000
                                                                                                          --------------
  NON-ENERGY MINERALS .1%
  Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ................... United States   15,000,000        15,300,000
                                                                                                          --------------
  PROCESS INDUSTRIES 2.6%
  Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11 ....... United States   11,500,000         7,935,000
  Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05 ............ United States   14,000,000        13,580,000
  Consoltex Group Inc., PIK, 11.00%, 1/31/09 .............................. United States   53,004,385           795,066
  Equistar Chemicals, senior note, 10.125%, 9/01/08 ....................... United States   82,000,000        79,540,000
  Four M Corp., senior note, B, 12.00%, 6/01/06 ........................... United States   30,000,000        30,825,000
  Georgia-Pacific Corp., senior note, 144A, 9.375%, 2/01/13 ............... United States   39,500,000        41,870,000
  Hercules Inc., senior note, 11.125%, 11/15/07 ........................... United States   19,900,000        22,586,500
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ............. United States   50,000,000        51,625,000
d Tjiwi Kimia Finance Mauritius, 10.00%, 8/01/04 ..........................   Indonesia     87,000,000        21,532,500
                                                                                                          --------------
                                                                                                             270,289,066
                                                                                                          --------------
  PRODUCER MANUFACTURING 1.1%
  Dana Corp., 7.00%, 3/01/29 .............................................. United States   18,500,000        14,245,000
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ............ United States   10,900,000        12,044,500
  Nortek Inc., senior sub. note, 9.875%, 6/15/11 .......................... United States   48,500,000        50,682,500
  Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 ..... United States   22,000,000        15,510,000
  Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .......    Canada       30,000,000        22,650,000
                                                                                                          --------------
                                                                                                             115,132,000
                                                                                                          --------------
  REAL ESTATE 1.3%
  Felcor Lodging LP, 9.50%, 9/15/08 ....................................... United States   48,000,000        44,160,000
  HMH Properties Inc., senior note, C, 8.45%, 12/01/08 .................... United States   27,200,000        26,384,000
  HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 ............ United States   65,000,000        61,425,000
                                                                                                          --------------
                                                                                                             131,969,000
                                                                                                          --------------
  RETAIL TRADE .2%
  Rite Aid Corp., 7.70%, 2/15/27 .......................................... United States   28,600,000        20,735,000
                                                                                                          --------------
  UTILITIES 3.1%
  AES Corp., senior note, 8.75%, 6/15/08 .................................. United States   35,000,000        29,400,000
  Aquila Inc., 144A, 14.375%, 7/01/12 ..................................... United States   97,500,000       100,181,250
  Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08 ..........    Canada      100,000,000        58,000,000

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
  FRANKLIN INCOME FUND                                                         COUNTRY      AMOUNT C          VALUE
-----------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  UTILITIES (CONT.)
  Calpine Corp., senior note, 8.50%, 2/15/11 .............................. United States $150,000,000    $   84,750,000
  CMS Energy Corp., 9.875%, 10/15/07 ...................................... United States   40,000,000        37,200,000
  TECO Energy Inc., senior note, 10.50%, 12/01/07 ......................... United States   20,000,000        21,500,000
                                                                                                          --------------
                                                                                                             331,031,250
                                                                                                          --------------
  TOTAL BONDS (COST $3,276,171,430) .......................................                                3,018,283,433
                                                                                                          --------------
  CONVERTIBLE BONDS 8.1%
  COMMUNICATIONS .4%
  Nextel Communications Inc., cvt., 5.25%, 1/15/10 ........................ United States   50,000,000        43,187,500
                                                                                                          --------------
  CONSUMER DURABLES
d Exide Technologies, cvt., 144A, 2.90%, 12/15/05 ......................... United States   50,000,000           281,000
                                                                                                          --------------
  CONSUMER SERVICES .8%
d Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ..................... United States   95,000,000         8,787,500
  Charter Communications Inc., cvt., 4.75%, 6/01/06 ....................... United States  120,000,000        22,200,000
  EchoStar Communications Corp., cvt., 4.875%, 1/01/07 .................... United States   55,000,000        53,556,250
                                                                                                          --------------
                                                                                                              84,543,750
                                                                                                          --------------
  ELECTRONIC TECHNOLOGY 4.1%
  Advanced Micro Devices Inc., cvt., FRN, 4.75%, 2/01/22 .................. United States   70,000,000        47,337,500
  Agere Systems Inc., cvt., 6.50%, 12/15/09 ............................... United States   14,800,000        13,764,000
  Amkor Technology Inc., cvt., 5.00%, 3/15/07 ............................. United States   69,000,000        48,041,250
  Cypress Semiconductor Corp., cvt., 4.00%, 2/01/05 ....................... United States   23,500,000        21,003,125
  Cypress Semiconductor Corp., cvt., 3.75%, 7/01/05 ....................... United States   11,000,000         9,542,500
  Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 .................... United States   15,500,000        14,453,750
  Lam Research Corp., cvt., 4.00%, 6/01/06 ................................ United States   15,500,000        14,085,625
  Nortel Networks Corp., cvt., 4.25%, 9/01/08 ............................. United States  125,000,000        92,500,000
  PMC-Sierra Inc., cvt., 3.75%, 8/15/06 ................................... United States   40,000,000        34,500,000
  SCI Systems Inc., cvt., 3.00%, 3/15/07 .................................. United States  100,000,000        81,000,000
  Semtech Corp., cvt., 4.50%, 2/01/07 ..................................... United States   50,000,000        47,437,500
  Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06 ....................... United States    8,000,000         6,360,000
                                                                                                          --------------
                                                                                                             430,025,250
                                                                                                          --------------
  FINANCE .1%
  Lehman Brothers Holdings Inc. into CIT
     Group Inc., cvt., 10.00%, 3/21/04 .................................... United States   15,000,000        14,962,500
                                                                                                          --------------
  HEALTH TECHNOLOGY .5%
  Enzon Pharmaceuticals Inc., cvt., 4.50%, 7/01/08 ........................ United States   11,500,000         9,041,875
  ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 .......................... United States   30,000,000        25,500,000
  Invitrogen Corp., cvt., 2.25%, 12/15/06 ................................. United States   17,400,000        15,246,750
                                                                                                          --------------
                                                                                                              49,788,625
                                                                                                          --------------
  INDUSTRIAL SERVICES .5%
  Hanover Compressor Co., cvt., 4.75%, 3/15/08 ............................ United States   25,200,000        20,254,500
  Key Energy Services Inc., cvt., 5.00%, 9/15/04 .......................... United States   29,000,000        27,985,000
                                                                                                          --------------
                                                                                                              48,239,500
                                                                                                          --------------
  NON-ENERGY MINERALS .3%
  Trizec Hahn Corp. into Barrick Gold, cvt., senior deb., 3.00%, 1/29/21 ..    Canada       64,300,000        35,460,164
                                                                                                          --------------
  PRODUCER MANUFACTURING .2%
  Tower Automotive Inc., cvt., sub. note, 5.00%, 8/01/04 .................. United States   18,550,000        16,602,250
                                                                                                          --------------
  REAL ESTATE .8%
  Capstar Hotel/Meristar Hospitality Corp., cvt.,
     sub. note, 4.75%, 10/15/04 ........................................... United States   75,500,000        66,062,500
  Equity Office Properties Trust, cvt., 7.25%, 11/15/08 ................... United States   20,000,000        21,000,000
                                                                                                          --------------
                                                                                                              87,062,500
                                                                                                          --------------
  UTILITIES .4%
  Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ................ United States   37,000,000        40,607,500
                                                                                                          --------------
  TOTAL CONVERTIBLE BONDS (COST $992,885,303) .............................                                  850,760,539
                                                                                                          --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
  FRANKLIN INCOME FUND                                                         COUNTRY      AMOUNT C          VALUE
-----------------------------------------------------------------------------------------------------------------------
  ZERO COUPON/STEP-UP BONDS 1.6%
  APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 ................  Indonesia    $150,000,000      $  6,000,000
  Charter Communications Holdings LLC, senior disc. note,
    zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ....................... United States  100,000,000        41,000,000
  Charter Communications Holdings LLC, senior disc. note, zero cpn.
    to 1/15/06, 13.50% thereafter, 1/15/11 ................................ United States   60,000,000        18,300,000
  Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 .......... United States  111,500,000        30,105,000
d Microcell Telecommunications Inc., senior disc. note, zero cpn.
    to 6/01/04, 12.00% thereafter, 6/01/09 ................................    Canada       50,000,000         2,375,000
d Nextlink Communications Inc., senior disc. note, zero cpn.
    to 6/01/04, 12.50% thereafter, 6/01/09 ................................ United States   44,000,000           275,000
  Quebecor Media Inc., senior disc. note, zero cpn. to
    7/15/06, 13.75% thereafter, 7/15/11 ...................................    Canada       55,200,000        42,228,000
  Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,
    13.50% thereafter, 8/01/11 ............................................ United Kingdom  42,000,000        32,550,000
                                                                                                           -------------
  TOTAL ZERO COUPON/STEP-UP BONDS (COST $366,268,730)                                                        172,833,000
                                                                                                           -------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 6.3%
  FHLMC, 6.00%, 1/01/32 ................................................... United States   78,873,635        81,825,224
  FHLMC, 6.00%, 2/01/32 ................................................... United States       44,826            46,503
  FHLMC, 6.00%, 3/01/32 ................................................... United States   55,592,704        57,673,341
  FNMA, 6.00%, 2/01/32 .................................................... United States   70,375,238        73,075,271
  FNMA, 6.00%, 4/01/32 .................................................... United States   40,008,027        41,543,324
  GNMA, 6.00%, 10/15/31 ................................................... United States   29,196,829        30,524,089
  GNMA, 6.00%, 12/15/31 ................................................... United States   21,690,366        22,676,390
  GNMA, 6.00%, 1/15/32 .................................................... United States  139,147,661       145,471,371
  GNMA, 6.00%, 2/15/32 .................................................... United States   66,681,193        69,711,589
  GNMA, 6.00%, 3/15/32 .................................................... United States   42,997,939        44,952,027
  GNMA, 6.00%, 4/15/32 .................................................... United States   61,756,746        64,563,345
  GNMA, 6.00%, 5/15/32 .................................................... United States    4,711,963         4,926,103
  GNMA, 6.00%, 6/15/32 .................................................... United States    4,171,097         4,360,657
  GNMA, 6.00%, 7/15/32 .................................................... United States   19,692,402        20,587,344
                                                                                                           -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $625,371,306) .........                                  661,936,578
                                                                                                           -------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $51,072,435) .3%
  Republic of South Africa, 12.00%, 2/28/05 ............................... South Africa   200,000,000 ZAR    25,815,449
                                                                                                           -------------
  TOTAL LONG TERM INVESTMENTS (COST $10,785,292,774) ......................                                9,732,476,384
                                                                                                           -------------

                                                                                             SHARES
                                                                                            --------
  SHORT TERM INVESTMENTS (COST $149,368,650) 1.4%
f Franklin Institutional Fiduciary Trust Money Market Portfolio ........... United States  149,368,650        149,368,650
                                                                                                           -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $10,934,661,424) ...                                 9,881,845,034
                                                                                                           -------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                            ---------
  REPURCHASE AGREEMENTS 7.0%
g Joint Repurchase Agreement, 1.296%, 4/01/03,
    (Maturity Value $498,556,026) ......................................... United States $498,538,079       498,538,079
   ABN AMRO Bank, N.Y. (Maturity Value $38,942,765)
   Banc of America Securities LLC (Maturity Value $38,942,765)
   Banc One Capital Markets Inc. (Maturity Value $38,942,765)
   Barclays Capital Inc. (Maturity Value $38,942,765)
   Bear, Stearns & Co. Inc. (Maturity Value $38,942,765)
   BNP Paribas Securities Corp. (Maturity Value $38,942,765)
   Credit Suisse First Boston LLC (Maturity Value $38,942,765)
   Deutsche Bank Securities Inc. (Maturity Value $38,942,765)
   Dresdner Kleinwort Wasserstein Securities LLC
     (Maturity Value $38,942,765)
   Goldman, Sachs & Co. (Maturity Value $38,942,765)
   Lehman Brothers Inc. (Maturity Value $31,242,846)
   Morgan Stanley & Co. (Maturity Value $38,942,765)
   UBS Warburg LLC (Maturity Value $38,942,765)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds,
     and U.S. Government Agency Securities
h Barclays Capital Inc., 1.36%, 4/01/03 (Maturity Value $30,002,266) ...... United States   30,001,133        30,001,133
   Collateralized by U.S. Government Agency Securities

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                                            PRINCIPAL
  FRANKLIN INCOME FUND                                                         COUNTRY       AMOUNT C           VALUE
---------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS (CONT.)
h Bear, Stearns & Co. Inc., 1.37%, 4/01/03
   (Maturity Value $40,003,044) ........................................... United States $ 40,001,522     $  40,001,522
   Collateralized by U.S. Government Agency Securities
h Deutsche Bank Securities Inc., 1.39%, 4/01/03
   (Maturity Value $39,375,040) ........................................... United States   39,373,520        39,373,520
   Collateralized by U.S. Government Agency Securities
h Goldman, Sachs & Co., 1.37%, 4/01/03
   (Maturity Value $32,932,506) ........................................... United States   32,931,253        32,931,253
   Collateralized by U.S. Government Agency Securities
h Merrill Lynch, 1.37%, 4/01/03 (Maturity Value $15,221,158) .............. United States   15,220,579        15,220,579
   Collateralized by U.S. Government Agency Securities
h Morgan Stanley & Co. Inc., 1.32%, 4/01/03
   (Maturity Value $40,002,934) ........................................... United States   40,001,467        40,001,467
   Collateralized by U.S. Government Agency Securities
h Salomon Smith Barney, 1.37%, 4/01/03
   (Maturity Value $33,816,574) ........................................... United States   33,815,287        33,815,287
   Collateralized by U.S. Government Agency Securities
                                                                                                          ---------------
  TOTAL REPURCHASE AGREEMENTS (COST $729,882,840) .........................                                  729,882,840
                                                                                                          ---------------
  TOTAL INVESTMENTS (COST $11,664,544,264) 101.2% .........................                               10,611,727,874
  OTHER ASSETS, LESS LIABILITIES (1.2)% ...................................                                 (128,525,471)
                                                                                                          ---------------
  NET ASSETS 100% .........................................................                               $10,483,202,403
                                                                                                          ===============

CURRENCY ABBREVIATION:
ZAR - South African Rand

aNon-income producing
bSee Note 8 regarding holdings of 5% voting securities.
cThe principal amount is stated in U.S. dollars unless otherwise indicated. dSee Note 9 regarding defaulted securities.
eSee Note 7 regarding restricted securities.
fSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.
gSee Note 1(c) regarding joint repurchase agreement.
hCollateral for loaned securities. See Note 1(e).

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  ---------------------------------------------------
CLASS A                                               (UNAUDITED)       2002       2001       2000       1999 D     1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $6.99         $6.93       $6.63      $6.62      $6.99      $6.89
                                                    ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................       .16           .38         .41 e      .43        .44        .46
 Net realized and unrealized gains (losses) ........      (.01)          .09         .33 e      .01       (.37)       .10
                                                    ----------------------------------------------------------------------
Total from investment operations ...................       .15           .47         .74        .44        .07        .56
                                                    ----------------------------------------------------------------------
Less distributions from net investment income ......      (.18)         (.41)       (.44)      (.43)      (.44)      (.46)
                                                    ----------------------------------------------------------------------
Net asset value, end of period .....................     $6.96         $6.99       $6.93      $6.63      $6.62      $6.99
                                                    ======================================================================

Total return b .....................................     2.22%         7.06%      11.52%      6.90%      1.05%      8.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................$7,828,660    $7,726,914  $7,197,334 $6,852,374 $7,895,906 $9,049,829
Ratios to average net assets:
 Expenses ..........................................      .68% c        .69%        .68%       .70%       .67%       .65%
 Net investment income .............................     4.58% c       5.48%       6.12% e    6.62%      6.43%      6.67%
Portfolio turnover rate ............................    31.10%        44.62%      19.18%      3.98%     15.04%     25.98%

CLASS B
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $6.98         $6.93       $6.63      $6.62      $6.91
                                                      ---------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................       .14           .34         .37 e      .39        .30
 Net realized and unrealized gains (losses) ........      (.01)          .09         .33 e      .01       (.28)
                                                      ---------------------------------------------------------
Total from investment operations ...................       .13           .43         .70        .40        .02
                                                      ---------------------------------------------------------
Less distributions from net investment income ......      (.16)         (.38)       (.40)      (.39)      (.31)
                                                      ---------------------------------------------------------
Net asset value, end of period .....................     $6.95         $6.98       $6.93      $6.63      $6.62
                                                      =========================================================

Total return b .....................................     1.95%         6.37%      10.94%      6.35%       .25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................  $701,665      $559,966    $225,517    $80,167    $51,433
Ratios to average net assets:
 Expenses ..........................................     1.21% c       1.22%       1.22%      1.25%      1.22% c
 Net investment income .............................     4.05% c       4.95%       5.51% e    6.07%      5.93% c
Portfolio turnover rate ............................    31.10%        44.62%      19.18%      3.98%     15.04%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to September 30, 1999 for Class
 B.
eEffective October 1, 2000, the Fund adopted the provisions of the AICPA
 Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was a follows:

 Class A
 Net investment income per share ........................$(.008)
 Net realized and unrealized gains (losses) per share ...  .008
 Ratio of net investment income to average net assets ...  (.11)%

 Class B
 Net investment income per share ........................$(.008)
 Net realized and unrealized gains (losses) per share ...  .008
 Ratio of net investment income to average net assets ...  (.11)%

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS C                                               (UNAUDITED)      2002 D       2001       2000        1999     1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $6.97         $6.91      $6.61      $6.60      $6.97      $6.87
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................     .14           .34        .37 e      .39        .40        .42
 Net realized and unrealized gains (losses) ..........    (.01)          .10        .33 e      .01       (.37)       .10
                                                      -------------------------------------------------------------------
Total from investment operations .....................     .13           .44        .70        .40        .03        .52
                                                      -------------------------------------------------------------------
Less distributions from net investment income ........    (.17)         (.38)      (.40)      (.39)      (.40)      (.42)
                                                      -------------------------------------------------------------------
Net asset value, end of period .......................   $6.93         $6.97      $6.91      $6.61      $6.60      $6.97
                                                      ===================================================================

Total return b .......................................    1.82%        6.53%     10.96%      6.36%       .50%      7.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................$943,441      $803,049   $422,114   $264,413   $308,961   $271,665
Ratios to average net assets:
 Expenses ............................................    1.22% c      1.21%      1.22%      1.25%      1.22%      1.21%
 Net investment income ...............................    4.04% c      4.96%      5.55% e    6.08%      5.89%      6.10%
Portfolio turnover rate ..............................   31.10%       44.62%     19.18%      3.98%     15.04%     25.98%

CLASS R
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $6.99         $6.81
                                                      -----------------------
Income from investment operations:
 Net investment income a .............................     .15           .25
 Net realized and unrealized gains (losses) ..........    (.01)          .22
                                                      -----------------------
Total from investment operations .....................     .14           .47
                                                      -----------------------
Less distributions from net investment income ........    (.17)         (.29)
                                                      -----------------------
Net asset value, end of period .......................   $6.96         $6.99
                                                      =======================

Total return b .......................................    2.03%        7.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................... $41,209       $14,042
Ratios to average net assets:
 Expenses ............................................    1.06% c      1.07% c
 Net investment income ...............................    4.20% c      5.10% c
Portfolio turnover rate ..............................   31.10%       44.62%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to September 30, 2002 for Class
 R.
eEffective October 1, 2000, the Fund adopted the provisions of the AICPA
 Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a follows:

 Class C
 Net investment income per share ...........................$(.008)
 Net realized and unrealized gains (losses) per share ......  .008
 Ratio of net investment income to average net assets ......  (.11)%

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  ---------------------------------------------------
ADVISOR CLASS                                         (UNAUDITED)       2002       2001       2000       1999      1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................   $7.01         $6.94      $6.64      $6.63      $7.00      $6.90
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................     .16           .38        .43 d      .44        .45        .47
 Net realized and unrealized gains (losses) ..........    (.01)          .11        .32 d       --       (.37)       .10
                                                      -------------------------------------------------------------------
Total from investment operations .....................     .15           .49        .75        .44        .08        .57
                                                      -------------------------------------------------------------------
Less distributions from net investment income ........    (.18)         (.42)      (.45)      (.43)      (.45)      (.47)
                                                      -------------------------------------------------------------------
Net asset value, end of period .......................   $6.98         $7.01      $6.94      $6.64      $6.63      $7.00
                                                      ===================================================================

Total return b .......................................   2.28%         7.33%     11.63%      7.02%      1.16%      8.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................$326,179      $198,437    $19,960    $46,775    $15,544    $36,308
Ratios to average net assets:
 Expenses ............................................    .56% c        .57%       .57%       .60%       .57%       .56%
 Net investment income ...............................   4.69% c       5.60%      6.30% d    6.73%      6.53%      6.75%
Portfolio turnover rate ..............................  31.10%        44.62%     19.18%      3.98%     15.04%     25.98%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return is not annualized for periods less than one year.
cAnnualized
dEffective October 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a follows:

 Advisor Class
 Net investment income per share ...........................$(.008)
 Net realized and unrealized gains (losses) per share ......  .008
 Ratio of net investment income to average net assets ......  (.11)%

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003

                                                                                PRINCIPAL
 FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                        AMOUNT           VALUE)
------------------------------------------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 100.7%
 GNMA I, SF, 5.50%, 10/15/32 - 04/15/33 .................................  $   717,474,228   $  737,754,741
 GNMA II, 5.50%, 11/20/28 - 3/20/29 .....................................       16,986,536       17,512,760
 GNMA I, SF, 6.00%, 9/15/23 - 4/15/33 ...................................    2,547,925,912    2,664,359,968
 GNMA II, 6.00%, 10/20/23 - 2/20/31 .....................................       55,617,063       58,002,376
 GNMA I, SF, 6.50%, 9/15/03 - 12/15/32 ..................................    2,336,395,007    2,461,220,133
 GNMA II, 6.50%, 6/20/24 - 11/20/31 .....................................      154,717,612      162,278,499
 GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 ...................................          913,100          969,781
 GNMA PL, 6.75%, 1/15/34 ................................................       34,709,624       35,561,115
 GNMA I, SF, 7.00%, 3/15/22 - 9/15/32 ...................................    1,944,732,951    2,069,994,912
 GNMA II, 7.00%, 2/20/28 - 6/20/32 ......................................      476,041,601      503,224,475
 GNMA PL, 7.00%, 9/15/35 ................................................        8,672,627        9,385,931
 GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 ..................................        2,941,435        3,151,060
 GNMA I, SF, 7.50%, 6/15/05 - 8/15/32 ...................................      407,814,083      438,422,693
 GNMA II, 7.50%, 10/20/22 - 12/20/26 ....................................       35,690,906       38,136,479
 GNMA I, SF, 7.70%, 12/15/20 - 1/15/22 ..................................        3,408,132        3,728,453
 GNMA I, SF, 8.00%, 10/15/07 - 2/15/30 ..................................      253,236,766      278,015,004
 GNMA I, PL, 8.00%, 5/15/32 .............................................        6,361,837        6,896,654
 GNMA II, 8.00%, 8/20/16 - 6/20/30 ......................................       26,182,238       28,324,998
 GNMA I, SF, 8.25%, 3/15/27 - 11/15/27 ..................................          855,321          930,940
 GNMA I, GPM, 8.25%, 3/15/27 - 11/15/27 .................................        1,564,161        1,722,658
 GNMA I, SF, 8.50%, 12/15/09 - 6/15/25 ..................................       44,563,024       49,276,458
 GNMA II, 8.50%, 5/20/16 - 6/20/25 ......................................        8,248,185        9,062,491
 GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 .................................          191,123          212,026
 GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 ..................................       55,969,400       62,559,602
 GNMA II, 9.00%, 11/20/17 - 11/20/21 ....................................        2,424,826        2,701,508
 GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 ..................................          968,754        1,085,003
 GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 ...................................       32,156,376       36,226,147
 GNMA II, 9.50%, 3/20/18 - 4/20/25 ......................................        2,026,938        2,281,984
 GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 ...............................        1,203,304        1,353,531
 GNMA I, SF, 10.00%, 7/15/24 - 3/15/25 ..................................       37,486,772       43,236,683
 GNMA II, 10.00%, 8/20/15 - 3/20/21 .....................................        3,445,846        3,957,084
 GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21 .................................          190,102          219,882
 GNMA I, SF, 10.50%, 12/15/09 - 2/15/12 .................................       27,677,385       32,268,955
 GNMA II, 10.50%, 3/20/14 - 3/20/21 .....................................        7,208,453        8,364,681
 GNMA I, GPM, 11.00%, 11/15/09 - 5/15/21 ................................        2,211,606        2,529,399
 GNMA I, SF, 11.00%, 11/15/09 - 5/15/11 .................................       26,012,672       30,260,110
 GNMA II, 11.00%, 1/20/15 - 1/20/21 .....................................        1,378,822        1,611,523
 GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 .................................          956,436        1,115,299
 GNMA I, GPM, 11.50%, 7/15/10 - 6/15/13 .................................          186,575          217,731
 GNMA I, SF, 11.50%, 2/15/13 - 5/15/13 ..................................        5,684,803        6,677,435
 GNMA II, 11.50%, 2/20/14 - 4/20/18 .....................................          495,491          581,365
 GNMA II, GPM, 11.50%, 8/20/13 - 10/20/13 ...............................           50,890           59,196
 GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ................................          166,545          195,416
 GNMA I, GPM, 12.00%, 10/15/10 - 1/15/13 ................................           78,809           92,309
 GNMA I, SF, 12.00%, 5/15/11 - 2/15/13 ..................................       26,128,498       31,005,356
 GNMA II, 12.00%, 9/20/13 - 2/20/16 .....................................        1,147,325        1,357,449
 GNMA I, GPM, 12.50%, 4/15/10 - 10/15/11 ................................          283,688          332,108
 GNMA I, SF, 12.50%, 4/15/10 - 6/15/11 ..................................       24,939,209       29,629,669
 GNMA II, 12.50%, 9/20/13 - 11/20/15 ....................................        1,121,241        1,337,700
 GNMA I, GPM, 12.75%, 5/15/14 ...........................................            7,219            8,633
 GNMA I, SF, 13.00%, 7/15/10 - 2/15/12 ..................................       26,040,964       31,239,516
 GNMA II, 13.00%, 11/20/13 - 9/20/15 ....................................          779,245          937,745
                                                                                            ---------------
 TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $9,549,267,164) ...                     9,911,587,624
                                                                                            ---------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

 FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                         SHARES        VALUE
-----------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENT .8% - (COST $79,942,554)
a Franklin Institutional Fiduciary Trust Money Market Portfolio ..........      79,942,554   $   79,942,554
                                                                                             --------------
 TOTAL INVESTMENTS (COST $9,629,209,718) 101.5% ..........................                    9,991,530,178
 OTHER ASSETS, LESS LIABILITIES (1.5)% ...................................                     (150,377,317)
                                                                                             --------------
 NET ASSETS 100% .........................................................                   $9,841,152,861
                                                                                             ==============

aSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.
56

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN UTILITIES FUND

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS A                                               (UNAUDITED)      2002        2001       2000        1999 D    1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $7.96         $10.02     $10.89     $ 9.58     $11.36     $10.04
                                                   ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a .........................        .21            .46        .46        .43        .48        .52
 Net realized and unrealized gains (losses) ......       (.07)         (1.60)      (.86)      1.69      (1.41)      1.58
                                                   ----------------------------------------------------------------------
Total from investment operations .................        .14          (1.14)      (.40)      2.12       (.93)      2.10
                                                   ----------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................       (.22)          (.45)      (.45)      (.45)      (.52)      (.52)
                                                   ----------------------------------------------------------------------
 Net realized gains ..............................         --           (.47)      (.02)      (.36)      (.33)      (.26)
                                                   ----------------------------------------------------------------------
Total distributions ..............................       (.22)          (.92)      (.47)      (.81)      (.85)      (.78)
                                                   ----------------------------------------------------------------------
Net asset value, end of period ...................      $7.88         $ 7.96     $10.02     $10.89     $ 9.58     $11.36
                                                   ======================================================================

Total return b ...................................      1.86%       (12.49)%    (4.03)%     24.27%    (8.54)%     21.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................ $1,088,832     $1,090,216 $1,349,027 $1,574,897 $1,594,862 $2,054,546
Ratios to average net assets:
 Expenses ........................................       .83% c         .80%       .79%       .83%       .80%       .76%
 Net investment income ...........................      5.40% c        4.87%      4.26%      4.74%      4.60%      4.73%
Portfolio turnover rate ..........................     17.02%         30.60%     34.03%     19.86%     33.99%     11.77%

CLASS B
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $7.97         $10.02     $10.90     $ 9.59     $11.08
                                                      --------------------------------------------------------
Income from investment operations:
 Net investment income a .........................        .19            .41        .41        .38        .31
 Net realized and unrealized gains (losses) ......       (.07)         (1.58)      (.87)      1.70      (1.44)
                                                      --------------------------------------------------------
Total from investment operations .................        .12          (1.17)      (.46)      2.08      (1.13)
                                                      --------------------------------------------------------
Less distributions from:
 Net investment income ...........................       (.21)          (.41)      (.40)      (.41)      (.36)
 Net realized gains ..............................         --           (.47)      (.02)      (.36)        --
                                                      --------------------------------------------------------
Total distributions ..............................       (.21)          (.88)      (.42)      (.77)      (.36)
                                                      --------------------------------------------------------
Net asset value, end of period ...................      $7.88         $ 7.97     $10.02     $10.90     $ 9.59
                                                      ========================================================

Total return b ...................................      1.63%       (12.88)%    (4.58)%     23.79%   (10.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $58,869        $32,802    $15,212     $8,819     $3,142
Ratios to average net assets:
 Expenses ........................................      1.33% c        1.31%      1.30%      1.34%      1.31% c
 Net investment income ...........................      4.90% c        4.44%      3.74%      4.11%      4.12% c
Portfolio turnover rate ..........................     17.02%         30.60%     34.03%     19.86%     33.99%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to September 30, 1999 for Class
 B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN UTILITIES FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
CLASS C                                               (UNAUDITED)      2002 D     2001       2000        1999     1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $7.95        $10.01     $10.88     $ 9.57     $11.35     $10.02
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...........................       .19           .41        .41        .38        .43        .46
 Net realized and unrealized gains (losses) ........      (.06)        (1.59)      (.87)      1.69      (1.42)      1.60
                                                      -------------------------------------------------------------------
Total from investment operations ...................       .13         (1.18)      (.46)      2.07       (.99)      2.06
                                                      -------------------------------------------------------------------
Less distributions from:
 Net investment income .............................      (.21)         (.41)      (.39)      (.40)      (.46)      (.47)
 Net realized gains ................................        --          (.47)      (.02)      (.36)      (.33)      (.26)
                                                      -------------------------------------------------------------------
Total distributions ................................      (.21)         (.88)      (.41)      (.76)      (.79)      (.73)
                                                      -------------------------------------------------------------------
Net asset value, end of period .....................     $7.87        $ 7.95     $10.01     $10.88     $ 9.57     $11.35
                                                      ===================================================================

Total return b .....................................     1.65%      (12.90)%    (4.50)%     23.65%    (9.06)%     21.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................  $123,828       $67,428    $44,985    $37,837    $34,697    $40,628
Ratios to average net assets:
 Expenses ..........................................     1.35% c       1.29%      1.30%      1.34%      1.31%      1.28%
 Net investment income .............................     4.88% c       4.43%      3.76%      4.22%      4.08%      4.19%
Portfolio turnover rate ............................    17.02%        30.60%     34.03%     19.86%     33.99%     11.77%

CLASS R
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $7.96         $9.81
                                                      -----------------------
Income from investment operations:
 Net investment income a ...........................       .19           .32
 Net realized and unrealized gains (losses) ........      (.05)        (1.85)
                                                      -----------------------
Total from investment operations ...................       .14         (1.53)
                                                      -----------------------
Less distributions from net investment income ......      (.22)         (.32)
                                                      -----------------------
Net asset value, end of period .....................     $7.88         $7.96
                                                      =======================

Total return b .....................................     1.75%      (16.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $667          $142
Ratios to average net assets:
 Expenses ..........................................     1.19% c       1.16% c
 Net investment income .............................     5.04% c       4.82% c
Portfolio turnover rate ............................    17.02%        30.60%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to September 30, 2002 for Class
 R.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (CONTINUED)

FRANKLIN UTILITIES FUND (CONT.)

                                                     SIX MONTHS ENDED              YEAR ENDED SEPTEMBER 30,
                                                      MARCH 31, 2003  --------------------------------------------------
ADVISOR CLASS                                         (UNAUDITED)      2002       2001       2000        1999     1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................  $7.99        $10.05     $10.92     $ 9.61     $11.39     $10.04
                                                       ------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..............................    .22           .47        .48        .44        .51        .58
 Net realized and unrealized gains (losses) ...........   (.07)        (1.60)      (.87)      1.69      (1.42)      1.57
                                                       ------------------------------------------------------------------
Total from investment operations ......................    .15         (1.13)      (.39)      2.13       (.91)      2.15
                                                       ------------------------------------------------------------------
Less distributions from:
 Net investment income ................................   (.23)         (.46)      (.46)      (.46)      (.54)      (.54)
 Net realized gains ...................................     --          (.47)      (.02)      (.36)      (.33)      (.26)
                                                       ------------------------------------------------------------------
Total distributions ...................................   (.23)         (.93)      (.48)      (.82)      (.87)      (.80)
                                                       ------------------------------------------------------------------
Net asset value, end of period ........................  $7.91        $ 7.99     $10.05     $10.92     $ 9.61     $11.39
                                                       ==================================================================

Total return b ........................................  1.92%      (12.32)%    (3.89)%     24.50%    (8.48)%     22.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................$22,852       $15,664     $8,829     $9,234     $8,058    $13,651
Ratios to average net assets:
 Expenses .............................................   .69% c        .66%       .65%       .69%       .66%       .63%
 Net investment income ................................  5.54% c       5.07%      4.39%      4.87%      4.82%      4.93%
Portfolio turnover rate ............................... 17.02%        30.60%     34.03%     19.86%     33.99%     11.77%

aBased on average shares outstanding effective year ended September 30, 1999. bTotal return is not annualized for periods less than one year.
cAnnualized

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED)

 FRANKLIN UTILITIES FUND                                         SHARES        VALUE
-------------------------------------------------------------------------------------------
   COMMON STOCKS 78.9%
   AGL Resources Inc. ........................................    500,000   $  11,815,000
   Allete Inc. ...............................................  1,000,000      20,760,000
   Ameren Corp. ..............................................    655,070      25,580,484
   American Electric Power Co. Inc. ..........................  1,394,100      31,855,185
a  Aquila Inc. ...............................................  1,000,000       2,080,000
   Atmos Energy Corp. ........................................    800,000      17,008,000
   Centerpoint Energy Inc. ...................................  1,500,000      10,575,000
   Central Vermont Public Service Corp. ......................    319,500       5,495,400
   Cinergy Corp. .............................................  1,500,000      50,475,000
   CMS Energy Corp. ..........................................    300,000       1,323,000
   Constellation Energy Group Inc. ...........................    600,000      16,638,000
   Dominion Resources Inc. ...................................    534,000      29,567,580
   DTE Energy Co. ............................................  1,100,000      42,515,000
   Duke Energy Corp. .........................................    100,000       1,454,000
   Energen Corp. .............................................    300,000       9,618,000
   Energy East Corp. .........................................  1,400,000      24,920,000
   Entergy Corp. .............................................  1,500,000      72,225,000
   Exelon Corp. ..............................................  1,100,000      55,451,000
   FirstEnergy Corp. .........................................  1,279,000      40,288,500
   FPL Group Inc. ............................................  1,300,000      76,609,000
   Great Plains Energy Inc. ..................................    450,000      10,741,500
   Hawaiian Electric Industries Inc. .........................    300,000      12,228,000
   Nicor Inc. ................................................    550,000      15,026,000
   NiSource Inc. .............................................  1,838,860      33,467,252
   NSTAR .....................................................    215,100       8,608,302
   ONEOK Inc. ................................................    925,000      16,964,500
   Peoples Energy Corp. ......................................    400,000      14,308,000
   Pepco Holdings Inc. .......................................  1,500,000      26,100,000
   Pinnacle West Capital Corp. ...............................    575,000      19,113,000
   Progress Energy Inc. ......................................  1,300,000      50,895,000
   Puget Energy Inc. .........................................  1,000,000      21,310,000
   Questar Corp. .............................................    783,000      23,153,310
   SBC Communications Inc. ...................................  1,300,000      26,078,000
   Scottish & Southern Energy PLC (United Kingdom) ...........  1,340,000      13,470,956
   ScottishPower PLC (United Kingdom) ........................  4,000,000      23,773,018
   Sempra Energy .............................................    300,000       7,488,000
a  Sierra Pacific Resources ..................................  1,378,809       4,384,613
   Southern Co. ..............................................  2,100,000      59,724,000
   TXU Corp. .................................................  1,100,000      19,635,000
   UIL Holdings Corp. ........................................    274,200       9,514,740
   United Utilities PLC (United Kingdom) .....................  2,066,407      19,140,353
   Vectren Corp. .............................................    900,000      19,359,000
   Wisconsin Energy Corp. ....................................    250,000       6,350,000
   Xcel Energy Inc. ..........................................  1,200,000      15,372,000
                                                                           --------------
   TOTAL COMMON STOCKS (COST $962,099,572) ...................              1,022,457,693
                                                                           --------------
   CONVERTIBLE PREFERRED STOCKS 10.4%
   Ameren Corp., 9.75%, cvt. pfd. ............................    800,600      20,925,683
   American Electric Power Co. Inc., 9.25%, cvt. pfd. ........    450,000      16,335,000
   CMS Energy Trust I, 7.75%, cvt. pfd. ......................    260,000       7,387,120
   Dominion Resources Inc., 9.50%, cvt. pfd. .................    602,000      32,369,540
   Duke Energy Corp., 8.00%, cvt. pfd. .......................  1,900,000      24,244,000
   PPL Capital Fund Trust I, 7.75%, cvt. pfd., E .............  1,370,000      25,331,300
   Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ......    300,000       7,794,000
                                                                           --------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $172,944,386) ....                134,386,643
                                                                           --------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)

                                                                           PRINCIPAL
 FRANKLIN UTILITIES FUND                                                    AMOUNT        VALUE
------------------------------------------------------------------------------------------------------
   BONDS 8.6%
   CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ..................... $25,000,000  $   30,476,825
   CMS Energy Corp., 9.875%, 10/15/07 ..................................   8,500,000       7,905,000
   FirstEnergy Corp., senior note, 7.375%, 11/15/31 ....................  15,000,000      15,770,295
   Niagara Mohawk Power Corp., senior disc. note, H,
    zero cpn. to 7/01/03, 8.50% thereafter, 7/01/10 ....................   6,000,000       6,209,688
   NiSource Finance Corp., 7.50%, 11/15/03 .............................  15,000,000      15,496,710
   Ohio Edison Co., 8.75%, 6/15/22 .....................................   8,000,000       8,388,144
   PPL Capital Funding, 8.375%, 6/15/07 ................................  15,000,000      17,104,875
   Utilicorp United Inc., FRN senior note, 9.45%, 2/01/11 ..............   6,000,000       5,190,000
   Utilicorp United Inc., senior note, 8.27%, 11/15/21 .................   6,100,000       4,483,500
                                                                                      --------------
   TOTAL BONDS (COST $103,897,741) .....................................                 111,025,037
                                                                                      --------------
   CONVERTIBLE BONDS .8%
   Sierra Pacific Resources Co., cvt., 144A, 7.25%,
     2/14/10 (COST $9,000,000) .........................................   9,000,000       9,877,500
                                                                                      --------------
   TOTAL LONG TERM INVESTMENTS ($1,247,941,699)                                        1,277,746,873
                                                                                      --------------
                                                                            SHARES
                                                                            ------
   SHORT TERM INVESTMENTS 1.0% (COST $12,963,731)
b  Franklin Institutional Fiduciary Trust Money Market Portfolio .......  12,963,731      12,963,731
                                                                                      --------------
   TOTAL INVESTMENTS (COST $1,260,905,430) 99.7% .......................               1,290,710,604
   OTHER ASSETS, LESS LIABILITIES .3% ..................................                   4,337,764
                                                                                      --------------
   NET ASSETS 100% .....................................................              $1,295,048,368
                                                                                      ==============

aNon-income producing
bSee note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)

                                                                                                FRANKLIN
                                               FRANKLIN       FRANKLIN         FRANKLIN      U.S. GOVERNMENT     FRANKLIN
                                             DYNATECH FUND   GROWTH FUND      INCOME FUND    SECURITIES FUND   UTILITIES FUND
                                             ---------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............. $515,179,914  $1,014,340,330   $11,618,043,689   $ 9,629,209,718   $1,260,905,430
  Cost - Non-controlled affiliated issuers .           --              --        46,500,575                --               --
                                             ---------------------------------------------------------------------------------
  Value - Unaffiliated issuers
   (including $224,622,701)
   of securities loaned (Note 1e) ..........  498,602,905   1,546,350,341   10,599,456,824     9,991,530,178    1,290,710,604
  Value - Non-controlled
   affiliated issuers ......................           --              --       12,271,050                --               --
 Cash ......................................           --          19,719               --                --               --
 Receivables:
  Investment securities sold ...............           --              --        1,258,784                --               --
  Capital shares sold ......................      483,735       1,519,710       71,292,149        21,137,811        4,000,639
  Dividends and interest ...................      260,332       1,222,522      113,566,494        50,952,043        3,845,652
                                             ---------------------------------------------------------------------------------
      Total assets .........................  499,346,972   1,549,112,292    10,797,845,301    10,063,620,032    1,298,556,895
                                             ---------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........    5,714,938              --       56,175,607       194,092,969               --
  Capital shares redeemed ..................      796,364       2,518,745       12,228,253        14,062,128        1,228,490
  Affiliates ...............................      511,638       1,887,209        9,447,573         7,277,009        1,013,083
  Shareholders .............................      266,245         914,025        4,879,826         6,838,174        1,103,221
  Unaffiliated transfer agent fees .........      105,498         376,750          217,173           182,688          130,028
 Collateral on securities loaned (Note 1e) .           --              --      231,344,761                --               --
 Other liabilities .........................       39,794          77,274          349,705            14,203           33,705
                                             ---------------------------------------------------------------------------------
      Total liabilities ....................    7,434,477       5,774,003      314,642,898       222,467,171        3,508,527
                                             ---------------------------------------------------------------------------------
       Net assets, at value ................ $491,912,495  $1,543,338,289  $10,483,202,403   $ 9,841,152,861   $1,295,048,368
                                             =================================================================================
Net assets consist of:
 Undistributed net investment income ....... $   (781,353)  $     775,755  $   (55,510,415)  $   (31,641,351)  $      728,732
 Net unrealized appreciation (depreciation)   (16,577,009)    532,010,011   (1,052,760,279)      362,320,460       29,805,174
 Accumulated net realized gain (loss) ......  (70,047,077)   (270,181,536)     (26,008,115)     (261,809,690)    (108,089,056)
 Capital shares ............................  579,317,934   1,280,734,059   11,617,481,212     9,772,283,442    1,372,603,518
                                             ---------------------------------------------------------------------------------

       Net assets, at value ................ $491,912,495  $1,543,338,289  $10,483,202,403   $ 9,841,152,861   $1,295,048,368
                                             =================================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2003 (UNAUDITED)

                                                                                                FRANKLIN
                                               FRANKLIN       FRANKLIN         FRANKLIN      U.S. GOVERNMENT     FRANKLIN
                                             DYNATECH FUND   GROWTH FUND      INCOME FUND    SECURITIES FUND   UTILITIES FUND
                                             --------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ....................   $434,453,942  $1,206,520,009  $ 6,865,987,793   $ 7,828,659,820   $1,088,831,909
                                             --------------------------------------------------------------------------------
 Shares outstanding ......................     26,416,916      53,928,820    3,468,988,985     1,124,363,392      138,098,746
                                             --------------------------------------------------------------------------------
 Net asset value per share a .............         $16.45          $22.37            $1.98             $6.96            $7.88
                                             --------------------------------------------------------------------------------
 Maximum offering price per share
  (net asset value
  per share / 94.25%, 94.25%, 95.75%,
  95.75%, 95.75%, respectively) ..........         $17.45          $23.73            $2.07             $7.27            $8.23
                                             --------------------------------------------------------------------------------
CLASS B:
 Net assets, at value ....................   $  6,128,347  $   80,160,867  $ 1,008,136,510   $   701,664,558   $   58,868,888
                                             --------------------------------------------------------------------------------
 Shares outstanding ......................        378,371       3,643,795      510,685,890       100,899,938        7,467,720
                                             --------------------------------------------------------------------------------
 Net asset value and maximum offering
   price per share a .....................         $16.20          $22.00            $1.97             $6.95            $7.88
                                             --------------------------------------------------------------------------------
CLASS B1:
 Net assets, at value ....................             --              --  $   435,767,630                --               --
                                             --------------------------------------------------------------------------------
 Shares outstanding ......................             --              --      220,141,606                --               --
                                             --------------------------------------------------------------------------------
 Net asset value and maximum offering
  price per share a ......................             --              --            $1.98                --               --
                                             --------------------------------------------------------------------------------
CLASS C:
 Net assets, at value ....................   $ 51,330,206  $  219,233,776  $ 2,116,625,174   $   943,440,949   $  123,828,148
                                             --------------------------------------------------------------------------------
 Shares outstanding ......................      3,202,445      10,051,372    1,064,538,298       136,066,170       15,735,315
                                             --------------------------------------------------------------------------------
 Net asset value per share a .............         $16.03          $21.81            $1.99             $6.93            $7.87
                                             --------------------------------------------------------------------------------
 Maximum offering price per share
  (net asset value
  per share / 99%) .......................         $16.19          $22.03            $2.01             $7.00            $7.95
                                             --------------------------------------------------------------------------------
CLASS R:
 Net assets, at value ....................             --  $    8,598,652  $    17,715,445   $    41,208,990   $      667,387
                                             --------------------------------------------------------------------------------
 Shares outstanding ......................             --         385,735        9,023,555         5,920,334           84,720
                                             --------------------------------------------------------------------------------
 Net asset value and maximum offering
  price per share a ......................             --          $22.29            $1.96             $6.96            $7.88
                                             --------------------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ....................             --  $   28,824,985  $    38,969,851  $    326,178,544    $  22,852,036
                                             --------------------------------------------------------------------------------
 Shares outstanding ......................             --       1,288,132       19,767,526        46,757,230        2,888,004
                                             --------------------------------------------------------------------------------
 Net asset value and maximum offering
  price per share ........................             --          $22.38            $1.97             $6.98            $7.91
                                             ================================================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)

                                                                                                  FRANKLIN
                                                 FRANKLIN       FRANKLIN         FRANKLIN      U.S. GOVERNMENT     FRANKLIN
                                               DYNATECH FUND   GROWTH FUND      INCOME FUND    SECURITIES FUND   UTILITIES FUND
                                               --------------------------------------------------------------------------------
Investment income:
 Dividends ................................... $ 1,265,493    $ 12,274,309     $138,875,687      $    857,656     $ 33,847,024
 Interest ....................................     757,592              --      247,721,216       251,143,461        5,089,500
                                               --------------------------------------------------------------------------------
      Total investment income ................   2,023,085      12,274,309      386,596,903       252,001,117       38,936,524
                                               --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................   1,209,211       3,813,488       21,569,068        21,638,674        2,956,923
 Distribution fees (Note 3)
  Class A ....................................     510,778       1,610,442        4,798,718         4,716,765          747,613
  Class B ....................................      27,531         403,982        3,736,149         2,049,191          146,038
  Class B1 ...................................          --              --        1,399,107                --               --
  Class C ....................................     261,966       1,204,256        5,964,749         2,893,326          320,880
  Class R ....................................          --          14,618           30,598            70,004            1,195
 Transfer agent fees (Note 3) ................     688,791       2,496,356        4,621,751         4,360,916        1,176,462
 Custodian fees ..............................       2,264           8,682          104,804            45,969           20,977
 Reports to shareholders .....................      62,081         168,546          328,024           255,666           79,395
 Registration and filing fees ................      22,914          44,149          390,003           168,715           44,814
 Professional fees ...........................       8,889          35,074           92,884            58,549           23,214
 Directors' fees and expenses ................       5,071           6,571           31,056            31,802            4,491
 Other .......................................       4,942          21,508          156,000           146,467           22,970
                                               --------------------------------------------------------------------------------
      Total expenses .........................   2,804,438       9,827,672       43,222,911        36,436,044        5,544,972
                                               --------------------------------------------------------------------------------
       Net investment income (loss) ..........    (781,353)      2,446,637      343,373,992       215,565,073       33,391,552
                                               --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................  (8,370,216)    (94,369,663)     (10,741,048)        4,434,179      (73,562,673)
  Foreign currency transactions ..............          53              --          209,243                --          157,716
                                               --------------------------------------------------------------------------------
       Net realized gain (loss) ..............  (8,370,163)    (94,369,663)     (10,531,805)        4,434,179      (73,404,957)
Net unrealized appreciation (depreciation) on:
 Investments .................................  41,405,733     119,392,914      423,303,262       (13,285,194)      61,165,944
 Translation of assets and
  liabilities denominated
  in foreign currencies ......................          --              --            5,413                --          (76,805)
                                               --------------------------------------------------------------------------------
       Net unrealized appreciation
         (depreciation) ......................  41,405,733     119,392,914      423,308,675       (13,285,194)      61,089,139
                                               --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) ......  33,035,570      25,023,251      412,776,870        (8,851,015)     (12,315,818)
                                               --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations .................. $32,254,217    $ 27,469,888     $756,150,862      $206,714,058     $ 21,075,734
                                               ================================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002

                                                  FRANKLIN DYNATECH FUND                FRANKLIN GROWTH FUND
                                            -------------------------------------------------------------------
                                               SIX MONTHS           YEAR            SIX MONTHS         YEAR
                                                  ENDED             ENDED              ENDED           ENDED
                                             MARCH 31, 2003  SEPTEMBER 30, 2002   MARCH 31, 2003 SEPTEMBER 30, 2002
                                            -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..............$   (781,353)    $    229,536         $  2,446,637   $   2,121,019
  Net realized gain (loss) from
   investments and foreign
   currency transactions ....................  (8,370,163)     (52,117,197)         (94,369,663)   (175,811,873)
  Net unrealized appreciation
   (depreciation) on investments ............  41,405,733      (46,130,792)         119,392,914    (250,404,911)
                                             -------------------------------------------------------------------
 Net increase (decrease) in net
  assets resulting
  from operations ...........................  32,254,217      (98,018,453)          27,469,888    (424,095,765)
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................          --       (8,189,726)          (2,180,221)     (9,216,613)
   Class B ..................................          --          (49,356)                  --              --
   Class C ..................................          --         (545,192)                  --              --
   Class R ..................................          --               --               (9,228)             --
   Advisor Class ............................          --               --             (137,491)       (277,689)
  Tax return of capital:
   Class A ..................................          --         (427,205)                  --              --
   Class B ..................................          --           (2,575)                  --              --
   Class C ..................................          --          (28,439)                  --              --
  Net realized gains:
   Class A ..................................          --               --                   --      (2,687,006)
   Class B ..................................          --               --                   --        (118,205)
   Class C ..................................          --               --                   --        (513,203)
   Advisor Class ............................          --               --                   --         (53,163)
                                             -------------------------------------------------------------------
 Total distributions to shareholders ........          --       (9,242,493)          (2,326,940)    (12,865,879)
 Capital share transactions: (Note 2)
   Class A ..................................  (7,487,266)     (22,511,903)         (64,469,690)    (66,776,185)
   Class B ..................................     763,261          790,980            4,329,764      31,747,529
   Class C ..................................  (3,801,457)     (13,585,500)         (16,351,727)    (12,886,755)
   Class R ..................................          --               --            6,089,895       3,425,769
   Advisor Class ............................          --               --            1,184,780       2,232,450
                                             -------------------------------------------------------------------
 Total capital share transactions ........... (10,525,462)     (35,306,423)         (69,216,978)    (42,257,192)
      Net increase (decrease)
       in net assets ........................  21,728,755     (142,567,369)         (44,074,030)   (479,218,836)
Net assets:
 Beginning of period ........................ 470,183,740      612,751,109        1,587,412,319   2,066,631,155
                                             -------------------------------------------------------------------
 End of period ..............................$491,912,495    $ 470,183,740       $1,543,338,289  $1,587,412,319
                                             ===================================================================
Undistributed net investment income
 included in net assets:
 End of period ..............................$   (781,353)   $          --       $      775,755  $      656,058
                                             ===================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002

                                                  FRANKLIN INCOME FUND      FRANKLIN U.S. GOVERNMENT SECURITIES FUND
                                            ------------------------------------------------------------------------
                                               SIX MONTHS           YEAR            SIX MONTHS         YEAR
                                                  ENDED             ENDED              ENDED           ENDED
                                             MARCH 31, 2003  SEPTEMBER 30, 2002   MARCH 31, 2003 SEPTEMBER 30, 2002
                                            ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................. $   343,373,992   $  560,451,952       $  215,565,073  $  449,643,072
  Net realized gain (loss) from
   investments and
   foreign currency transactions ........     (10,531,805)      87,316,907            4,434,179      10,846,618
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ...................     423,308,675   (1,116,443,579)         (13,285,194)    109,857,655
                                          ======================================================================
      Net increase (decrease) in net
       assets resulting
       from operations ..................     756,150,862     (468,674,720)         206,714,058     570,347,345
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................    (254,747,470)    (496,910,091)        (203,812,868)   (433,519,935)
   Class B ..............................     (25,964,315)     (18,682,412)         (14,687,880)    (19,163,615)
   Class B1 .............................     (16,341,763)     (36,257,920)                  --              --
   Class C ..............................     (65,870,864)    (100,240,819)         (20,465,920)    (29,680,378)
   Class R ..............................        (431,929)        (108,411)            (628,158)       (153,411)
   Advisor Class ........................      (1,402,593)      (2,301,814)          (7,503,385)     (3,469,800)
  Net realized gains:
   Class A ..............................     (16,156,947)     (42,405,430)                  --              --
   Class B ..............................      (1,715,145)        (389,987)                  --              --
   Class B1 .............................      (1,110,821)      (3,471,522)                  --              --
   Class C ..............................      (4,321,476)      (8,157,764)                  --              --
   Class R ..............................         (24,615)              --                   --              --
   Advisor Class ........................         (83,709)        (170,087)                  --              --
                                          ======================================================================
 Total distributions to shareholders ....    (388,171,647)    (709,096,257)        (247,098,211)   (485,987,139)
 Capital share transactions: (Note 2)
   Class A ..............................     611,137,775      872,446,979          135,130,545     462,309,921
   Class B ..............................     422,495,538      629,193,788          144,139,212     328,065,399
   Class B1 .............................     (11,638,485)      45,887,505                   --              --
   Class C ..............................     502,860,285      672,956,080          144,210,713     372,809,338
   Class R ..............................      10,982,853        6,992,200           27,230,114      13,855,685
   Advisor Class ........................       6,997,358       12,396,021          128,418,902     176,082,110
                                          ======================================================================
 Total capital share transactions .......   1,542,835,324    2,239,872,573          579,129,486   1,353,122,453
      Net increase (decrease)
        in net assets ...................   1,910,814,539    1,062,101,596          538,745,333   1,437,482,659
Net assets:
 Beginning of period ....................   8,572,387,864    7,510,286,268        9,302,407,528   7,864,924,869
                                          ======================================================================
 End of period .......................... $10,483,202,403  $ 8,572,387,864       $9,841,152,861  $9,302,407,528
                                          ======================================================================
Undistributed net investment income
 included in net assets:
 End of period .......................... $   (55,510,415) $   (34,125,473)      $  (31,641,351) $     (108,213)
                                          ======================================================================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002

                                                                                              FRANKLIN UTILITIES FUND
                                                                                        -------------------------------
                                                                                           SIX MONTHS          YEAR
                                                                                             ENDED            ENDED
                                                                                         MARCH 31, 2003  SEPTEMBER 30, 2002
                                                                                        -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................  $   33,391,552  $   67,070,608
  Net realized gain (loss) from
   investments and foreign currency transactions .....................................     (73,404,957)    (32,548,364)
  Net unrealized appreciation (depreciation) on investments
   and translation of
   assets and liabilities denominated
   in foreign currencies .............................................................      61,089,139    (208,393,294)
                                                                                        -------------------------------
      Net increase (decrease) in net assets resulting from operations ................      21,075,734    (173,871,050)
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................     (30,595,032)    (61,060,060)
   Class B ...........................................................................      (1,256,094)     (1,085,790)
   Class C ...........................................................................      (2,677,212)     (2,503,014)
   Class R ...........................................................................         (15,912)         (2,324)
   Advisor Class .....................................................................        (580,796)       (696,994)
  Net realized gains:
   Class A ...........................................................................              --     (62,032,234)
   Class B ...........................................................................              --        (754,745)
   Class C ...........................................................................              --      (2,139,071)
   Advisor Class .....................................................................              --        (404,012)
                                                                                        -------------------------------
 Total distributions to shareholders .................................................     (35,125,046)   (130,678,244)
 Capital share transactions: (Note 2)
   Class A ...........................................................................      10,125,778      21,814,599
   Class B ...........................................................................      26,761,787      24,057,068
   Class C ...........................................................................      58,001,489      36,339,807
   Class R ...........................................................................         530,448         162,442
   Advisor Class .....................................................................       7,427,356      10,372,642
                                                                                        -------------------------------
 Total capital share transactions ....................................................     102,846,858      92,746,558
      Net increase (decrease) in net assets ..........................................      88,797,546    (211,802,736)
Net assets:
 Beginning of period .................................................................   1,206,250,822   1,418,053,558
                                                                                        -------------------------------
 End of period .......................................................................  $1,295,048,368  $1,206,250,822
                                                                                        ===============================
Undistributed net investment income included in net assets:
 End of period .......................................................................  $      728,732  $    2,462,226
                                                                                        ===============================

                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

CAPITAL GROWTH           GROWTH AND INCOME        CURRENT INCOME
--------------------------------------------------------------------------------
Franklin DynaTech Fund   Franklin Income Fund     Franklin U.S. Government
Franklin Growth Fund     Franklin Utilities Fund     Securities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. COMBINED JOINT AND REPURCHASE AGREEMENTS

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2003, all repurchase agreements had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITIES LENDING

The Franklin Income Fund loans securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received net interest income of $447,148 from the investment of cash collateral. The Fund bears the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

F. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                                        CLASS A, CLASS B, CLASS B1, CLASS C,
CLASS A, CLASS B & CLASS C       CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS     CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Franklin DynaTech Fund           Franklin Growth Fund                                   Franklin Income Fund
                                 Franklin U.S. Government Securities Fund
                                 Franklin Utilities Fund

At March 31, 2003, there were 28 billion shares authorized ($.01 par value), allocated to the Funds as follows (in millions):

                                                          FRANKLIN
                  FRANKLIN     FRANKLIN     FRANKLIN   U.S GOVERNMENT    FRANKLIN
                DYNATECH FUND GROWTH FUND  INCOME FUND SECURITIES FUND UTILITIES FUND
------------------------------------------------------------------------------------
Class A ............ 250           250        4,600         2,500          400
Class B ............ 500           750        1,000         1,000          750
Class B1 ...........  --            --        1,000            --           --
Class C ............ 250           250        3,600         2,500          400
Class R ............  --         1,000        1,000         1,000        1,000
Advisor Class ......  --         1,000        1,000         1,000        1,000

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

Transactions in the Funds' shares were as follows:

                                                                FRANKLIN DYNATECH FUND          FRANKLIN GROWTH FUND
                                                             --------------------------------------------------------------
                                                                  SHARES      AMOUNT             SHARES         AMOUNT
                                                             --------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2003
 Shares sold ................................................  2,204,140  $  36,649,351         3,467,563  $   80,990,611
 Shares issued in reinvestment of distributions .............         --             --            79,145       1,984,154
 Shares redeemed ............................................ (2,676,316)   (44,136,617)       (6,384,737)   (147,444,455)
                                                             -------------------------------------------------------------
 Net decrease ...............................................   (472,176) $  (7,487,266)       (2,838,029) $  (64,469,690)
                                                             =============================================================
Year ended September 30, 2002
 Shares sold ................................................  5,550,267  $ 106,054,120         8,953,204  $  261,053,690
 Shares issued in reinvestment of distributions .............    323,435      6,598,020           348,327      10,818,933
 Shares redeemed ............................................ (7,234,225)  (135,164,043)      (12,138,018)   (338,648,808)
                                                             -------------------------------------------------------------
 Net decrease ............................................... (1,360,523) $ (22,511,903)       (2,836,487) $  (66,776,185)
                                                             =============================================================
CLASS B SHARES:
Six months ended March 31, 2003
 Shares sold ................................................    100,296  $   1,665,904           633,921  $   14,572,821
 Shares issued in reinvestment of distributions .............         --             --                --              --
 Shares redeemed ............................................    (55,290)      (902,643)         (453,609)    (10,243,057)
                                                             -------------------------------------------------------------
 Net increase ...............................................     45,006      $ 763,261           180,312  $    4,329,764
                                                             =============================================================
Year ended September 30, 2002
 Shares sold ................................................     99,271  $   1,869,582         1,632,576  $   47,156,309
 Shares issued in reinvestment of distributions .............      2,467         50,091             3,622         111,554
 Shares redeemed ............................................    (63,080)    (1,128,693)         (579,378)    (15,520,334)
                                                             -------------------------------------------------------------
 Net increase ...............................................     38,658      $ 790,980         1,056,820  $   31,747,529
                                                             =============================================================
CLASS C SHARES:
Six months ended March 31, 2003
 Shares sold ................................................    277,709  $   4,542,809           857,503  $   19,628,731
 Shares issued in reinvestment of distributions .............         --             --                --              --
 Shares redeemed ............................................   (520,909)    (8,344,266)       (1,604,565)    (35,980,458)
                                                             -------------------------------------------------------------
 Net decrease ...............................................   (243,200) $  (3,801,457)         (747,062) $  (16,351,727)
                                                             =============================================================
Year ended September 30, 2002
 Shares sold ................................................    441,036  $   8,305,028         2,341,188  $   67,032,199
 Shares issued in reinvestment of distributions .............     26,309        528,291            15,738         480,633
 Shares redeemed ............................................ (1,230,305)   (22,418,819)       (2,963,679)    (80,399,587)
                                                             -------------------------------------------------------------
 Net decrease ...............................................   (762,960) $ (13,585,500)         (606,753) $  (12,886,755)
                                                             =============================================================
CLASS R SHARES:
Six months ended March 31, 2003
 Shares sold ................................................                                     290,817  $    6,812,638
 Shares issued in reinvestment of distributions .............                                         365           9,135
 Shares redeemed ............................................                                     (32,310)       (731,878)
                                                                                                --------------------------
 Net increase ...............................................                                     258,872  $    6,089,895
                                                                                                ==========================
Year ended September 30, 2002 a
 Shares sold ................................................                                     146,795  $    3,985,062
 Shares redeemed ............................................                                     (19,932)       (559,293)
                                                                                                --------------------------
 Net increase ...............................................                                     126,863  $    3,425,769
                                                                                                ==========================

aFor the period January 1, 2002 (effective date) to September 30, 2002 for the Franklin Growth Fund.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                                                                FRANKLIN GROWTH FUND
                                                                                               ----------------------------
                                                                                                  SHARES        AMOUNT
                                                                                               ----------------------------
ADVISOR CLASS SHARES:
Six months ended March 31, 2003
 Shares sold .............................................                                       277,214     $     6,547,065
 Shares issued in reinvestment of distributions ..........                                         5,208             130,503
 Shares redeemed .........................................                                      (238,039)         (5,492,788)
                                                                                               ------------------------------
 Net increase ............................................                                        44,383     $     1,184,780
                                                                                               ==============================
Year ended September 30, 2002
 Shares sold .............................................                                       233,419     $     6,920,264
 Shares issued in reinvestment of distributions ..........                                        10,474             325,342
 Shares redeemed .........................................                                      (166,496)         (5,013,156)
                                                                                               ------------------------------
 Net increase ............................................                                        77,397     $     2,232,450
                                                                                               ==============================

                                                                                              FRANKLIN U.S. GOVERNMENT
                                                                 FRANKLIN INCOME FUND              SECURITIES FUND
                                                           ------------------------------------------------------------------
                                                                SHARES         AMOUNT              SHARES        AMOUNT
                                                           ------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2003
 Shares sold .............................................   475,420,576   $  927,488,994       107,926,396  $   751,397,017
 Shares issued in reinvestment of distributions ..........    84,126,039      164,475,705        17,579,386      122,177,648
 Shares redeemed .........................................  (248,253,870)    (480,826,924)     (106,120,696)    (738,444,120)
                                                           ------------------------------------------------------------------
 Net increase ............................................   311,292,745   $  611,137,775        19,385,086  $   135,130,545
                                                           ==================================================================
Year ended September 30, 2002
 Shares sold .............................................   694,153,524   $1,478,573,971       210,759,573  $ 1,451,877,583
 Shares issued in reinvestment of distributions ..........   146,862,863      312,435,854        35,269,132      242,076,771
 Shares redeemed .........................................  (436,991,609)    (918,562,846)     (179,198,072)  (1,231,644,433)
                                                           ------------------------------------------------------------------
 Net increase ............................................   404,024,778   $  872,446,979        66,830,633  $   462,309,921
                                                           ==================================================================
CLASS B SHARES:
Six months ended March 31, 2003
 Shares sold .............................................   232,390,098   $  453,592,471        27,450,042  $   190,870,609
 Shares issued in reinvestment of distributions ..........     8,318,421       16,250,985         1,452,485       10,088,278
 Shares redeemed .........................................   (24,609,730)     (47,347,918)       (8,176,745)     (56,819,675)
                                                           ------------------------------------------------------------------
 Net increase ............................................   216,098,789   $  422,495,538        20,725,782  $   144,139,212
                                                           ==================================================================
Year ended September 30, 2002 a
 Shares sold .............................................   310,395,948   $  660,909,583        53,145,903  $   366,091,581
 Shares issued in reinvestment of distributions ..........     5,099,354       10,620,920         1,861,552       12,776,200
 Shares redeemed .........................................   (20,908,201)     (42,336,715)       (7,396,751)     (50,802,382)
                                                           ------------------------------------------------------------------
 Net increase ............................................   294,587,101   $  629,193,788        47,610,704  $   328,065,399
                                                           ==================================================================
CLASS B1 SHARES:
Six months ended March 31, 2003
 Shares sold .............................................     6,098,226   $   11,907,876
 Shares issued in reinvestment of distributions ..........     4,936,601        9,649,850
 Shares redeemed .........................................   (17,217,701)     (33,196,211)
                                                           -------------------------------
 Net decrease ............................................    (6,182,874)  $  (11,638,485)
                                                           ===============================
Year ended September 30, 2002
 Shares sold .............................................    41,081,481   $   88,810,144
 Shares issued in reinvestment of distributions ..........    10,155,094       21,645,102
 Shares redeemed .........................................   (31,027,810)     (64,567,741)
                                                           -------------------------------
 Net increase ............................................    20,208,765   $   45,887,505
                                                           ===============================

aFor the period November 1, 2001 (effective date) to September 30, 2002 for the Franklin Income Fund.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                                                              FRANKLIN U.S. GOVERNMENT
                                                                 FRANKLIN INCOME FUND              SECURITIES FUND
                                                            -------------------------------------------------------------
                                                                  SHARES      AMOUNT              SHARES      AMOUNT
                                                            -------------------------------------------------------------
CLASS C SHARES:
Six months ended March 31, 2003
 Shares sold ............................................... 309,424,956 $  607,936,722        38,319,397  $ 265,754,990
 Shares issued in reinvestment of distributions ............  22,684,503     44,606,532         1,983,221     13,737,947
 Shares redeemed ........................................... (76,868,976)  (149,682,969)      (19,525,471)  (135,282,224)
                                                            -------------------------------------------------------------
 Net increase .............................................. 255,240,483 $  502,860,285        20,777,147  $ 144,210,713
                                                            =============================================================
Year ended September 30, 2002
 Shares sold ............................................... 385,174,266 $  823,907,725        76,997,060  $ 529,065,309
 Shares issued in reinvestment of distributions ............  30,438,475     64,855,000         2,813,177     19,255,671
 Shares redeemed ...........................................(103,269,316)  (215,806,645)      (25,632,581)  (175,511,642)
                                                            -------------------------------------------------------------
 Net increase .............................................. 312,343,425 $  672,956,080        54,177,656  $ 372,809,338
                                                            =============================================================
CLASS R SHARES:
Six months ended March 31, 2003
 Shares sold ...............................................   6,016,797 $   11,690,953         4,438,016   $ 30,888,042
 Shares issued in reinvestment of distributions ............     228,116        443,419            89,924        625,247
 Shares redeemed ...........................................    (589,796)    (1,151,519)         (616,142)    (4,283,175)
                                                            -------------------------------------------------------------
 Net increase ..............................................   5,655,117 $   10,982,853         3,911,798   $ 27,230,114
                                                            =============================================================
Year ended September 30, 2002 a
 Shares sold ...............................................   3,653,701 $    7,553,477         2,082,175   $ 14,364,295
 Shares issued in reinvestment of distributions ............      51,478        103,793            22,194        153,033
 Shares redeemed ...........................................    (336,741)      (665,070)          (95,833)      (661,643)
                                                            -------------------------------------------------------------
 Net increase ..............................................   3,368,438 $    6,992,200         2,008,536   $ 13,855,685
                                                            =============================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2003
 Shares sold ...............................................   4,705,202 $    9,203,782        18,454,486  $ 128,582,439
 Shares issued in reinvestment of distributions ............     582,568      1,133,595           876,963      6,106,700
 Shares redeemed ...........................................  (1,752,605)    (3,340,019)         (899,799)    (6,270,237)
                                                            -------------------------------------------------------------
 Net increase ..............................................   3,535,165 $    6,997,358        18,431,650  $ 128,418,902
                                                            =============================================================
Year ended September 30, 2002
 Shares sold ...............................................   8,683,964 $  18,350,663        25,694,106   $ 177,748,711
 Shares issued in reinvestment of distributions ............     932,885     1,971,056           416,646       2,873,117
 Shares redeemed ...........................................  (3,922,883)   (7,925,698)         (659,856)     (4,539,718)
                                                            -------------------------------------------------------------
 Net increase ..............................................   5,693,966 $  12,396,021        25,450,896   $ 176,082,110
                                                            =============================================================

aFor the period January 1, 2002 (effective date) to September 30, 2002.

                                                                                               FRANKLIN UTILITIES FUND
                                                                                             -----------------------------
                                                                                                  SHARES      AMOUNT
                                                                                             -----------------------------
CLASS A SHARES:
Six months ended March 31, 2003
 Shares sold ...............................................................................  10,090,795  $  80,420,044
 Shares issued in reinvestment of distributions ............................................   2,965,911     23,125,475
 Shares redeemed ........................................................................... (11,843,041)   (93,419,741)
                                                                                             ---------------------------
 Net increase ..............................................................................   1,213,665  $  10,125,778
                                                                                             ---------------------------
Year ended September 30, 2002
 Shares sold ...............................................................................  14,035,953  $ 131,501,118
 Shares issued in reinvestment of distributions ............................................  10,405,962     96,339,850
 Shares redeemed ........................................................................... (22,214,088)  (206,026,369)
                                                                                             ---------------------------
 Net increase ..............................................................................   2,227,827  $  21,814,599
                                                                                             ===========================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                             FRANKLIN UTILITIES FUND
                                                          ----------------------------
                                                                SHARES      AMOUNT
                                                          ----------------------------
CLASS B SHARES:
Six months ended March 31, 2003
 Shares sold .............................................   3,743,944  $  29,876,023
 Shares issued in reinvestment of distributions ..........      80,729        628,202
 Shares redeemed .........................................    (475,101)    (3,742,438)
                                                          ----------------------------
 Net increase ............................................   3,349,572  $  26,761,787
                                                          ============================
Year ended September 30, 2002
 Shares sold .............................................   2,896,810  $  26,711,865
 Shares issued in reinvestment of distributions ..........     132,490      1,220,320
 Shares redeemed .........................................    (428,594)    (3,875,117)
                                                          ----------------------------
 Net increase ............................................   2,600,706  $  24,057,068
                                                          ============================
CLASS C SHARES:
Six months ended March 31, 2003
 Shares sold .............................................   8,354,899  $  66,678,598
 Shares issued in reinvestment of distributions ..........     183,111      1,421,696
 Shares redeemed .........................................  (1,280,508)   (10,098,805)
                                                          ----------------------------
 Net increase ............................................   7,257,502  $  58,001,489
                                                          ============================
Year ended September 30, 2002
 Shares sold .............................................   5,194,601  $  47,292,632
 Shares issued in reinvestment of distributions ..........     330,751      3,053,533
 Shares redeemed .........................................  (1,542,245)   (14,006,358)
                                                          ----------------------------
 Net increase ............................................   3,983,107  $  36,339,807
                                                          ============================
CLASS R SHARES
Six months ended March 31, 2003
 Shares sold .............................................      67,540    $   535,623
 Shares issued in reinvestment of distributions ..........       1,844         14,339
 Shares redeemed .........................................      (2,438)       (19,514)
                                                          ----------------------------
 Net increase ............................................      66,946    $   530,448
                                                          ============================
Year ended September 30, 2002 a
 Shares sold .............................................      18,051    $   164,683
 Shares issued in reinvestment of distributions ..........         229          2,002
 Shares redeemed .........................................        (506)        (4,243)
                                                          ----------------------------
 Net increase ............................................      17,774    $   162,442
                                                          ============================
ADVISOR CLASS SHARES:
Six months ended March 31, 2003
 Shares sold .............................................   1,010,180   $  8,083,873
 Shares issued in reinvestment of distributions ..........      66,516        519,895
 Shares redeemed .........................................    (148,476)    (1,176,412)
                                                          ----------------------------
 Net increase ............................................     928,220   $  7,427,356
                                                          ============================
Year ended September 30, 2002
 Shares sold .............................................   2,584,255  $  22,986,278
 Shares issued in reinvestment of distributions ..........     101,297        917,654
 Shares redeemed .........................................  (1,604,468)   (13,531,290)
                                                          ----------------------------
 Net increase ............................................   1,081,084  $  10,372,642
                                                          ============================

aFor the period January 1, 2002 (effective date) to September 30, 2002.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of the following entities:

ENTITY                                                                AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                    Investment manager (all Funds except the Franklin Growth Fund)
Franklin Investment Advisory Services, Inc. (Investment Advisory)     Investment manager (the Franklin Growth Fund)
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)         Transfer agent

The Funds, except the Franklin Growth Fund, pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the net assets of the Funds as follows:

     ANNUALIZED FEE RATE   MONTH-END NET ASSETS
-----------------------------------------------------------------------------
          .625%            First $100 million
          .500%            Over $100 million, up to and including $250 million
          .450%            Over $250 million, up to and including $10 billion
          .440%            Over $10 billion, up to and including $12.5 billion

Fess are further reduced on net assets over $12.5 billion.

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to the stated percentages per year of their daily average net assets of each class as follows:

                                                     FRANKLIN
              FRANKLIN     FRANKLIN    FRANKLIN   U.S. GOVERNMENT   FRANKLIN
            DYNATECH FUND GROWTH FUND INCOME FUND SECURITIES FUND UTILITIES FUND
-------------------------------------------------------------------------------
Class A .......  .25%         .25%        .15%         .15%         .15%
Class B ....... 1.00%        1.00%       1.00%         .65%         .65%
Class B1 ......   --           --         .65%           --           --
Class C ....... 1.00%        1.00%        .65%         .65%         .65%
Class R .......   --          .50%        .50%         .50%         .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                    FRANKLIN
                                            FRANKLIN     FRANKLIN     FRANKLIN   U.S. GOVERNMENT   FRANKLIN
                                          DYNATECH FUND GROWTH FUND  INCOME FUND SECURITIES FUND UTILITIES FUND
                                          ---------------------------------------------------------------------
Net commissions paid ......................   $41,478    $591,680    $21,047,205   $6,759,579     $1,412,245
Contingent deferred sales charges .........   $15,865    $169,811    $ 1,691,333   $1,081,173     $   79,203

The Funds paid transfer agent fees of $13,344,276, of which $10,526,523 were paid to Investor Services.

Included in professional fees are legal fees of $32,801 that were paid to a law firm in which a partner is an officer of the Funds.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At September 30, 2002, the Franklin DynaTech Fund and the Franklin U.S. Government Securities Fund had tax basis capital losses of $9,086,339 and $237,657,682, respectively, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        FRANKLIN
                                        FRANKLIN     U.S. GOVERNMENT
                                      DYNATECH FUND  SECURITIES FUND
                                      ------------------------------
        Capital loss carryovers expiring in:
         2003 ......................         $--      $ 3,698,366
         2004 ......................          --       57,539,178
         2005 ......................          --       50,054,906
         2006 ......................          --       28,279,472
         2007 ......................     677,592       18,954,412
         2008 ......................     394,928       21,105,846
         2009 ......................   1,170,048       46,256,951
         2010 ......................   6,843,771       11,768,551
                                      ---------------------------
                                      $9,086,339     $237,657,682
                                      ===========================

On September 30, 2002, the Franklin U.S. Government Securities Fund had expired capital loss carryovers of $111,364,839, which were reclassified to paid-in-capital.

At September 30, 2002, the Franklin DynaTech Fund, the Franklin Growth Fund, the Franklin U.S. Government Securities Fund and the Franklin Utilities Fund had deferred capital losses occurring subsequent to October 31, 2001 of $46,887,896, $175,811,873, $28,586,187 and $33,636,208, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2003.

At September 30, 2002, the Franklin Income Fund and the Franklin Utilities Fund had deferred currency losses subsequent to October 31, 2001 of $10,179,658 and $84,679, respectively. For tax purposes such losses will be reflected in the year ending September 30, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, paydown losses, foreign currency transactions, and bond premiums and discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, foreign currency transactions, and bond premiums and discounts.

At March 31, 2003, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                       FRANKLIN
                                          FRANKLIN      FRANKLIN       FRANKLIN     U.S. GOVERNMENT     FRANKLIN
                                        DYNATECH FUND  GROWTH FUND    INCOME FUND   SECURITIES FUND   UTILITIES FUND
                                        -----------------------------------------------------------------------------
Investments at cost ....................$520,882,592  $1,014,340,330 $11,700,484,991  $9,629,209,718  $1,279,948,096
                                        =============================================================================
Unrealized appreciation ................  75,255,352     660,512,499   1,090,851,835     363,191,039     173,511,398
Unrealized depreciation ................ (97,535,039)   (128,502,488) (2,179,608,952)       (870,579)   (162,748,890)
                                        -----------------------------------------------------------------------------
Net unrealized
  appreciation (depreciation) ..........$(22,279,687) $  532,010,011 $(1,088,757,117) $  362,320,460  $   10,762,508
                                        =============================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for period ended March 31, 2003 were as follows:

                                                           FRANKLIN
                FRANKLIN      FRANKLIN      FRANKLIN    U.S. GOVERNMENT   FRANKLIN
              DYNATECH FUND  GROWTH FUND   INCOME FUND  SECURITIES FUND UTILITIES FUND
              ------------------------------------------------------------------------
Purchases .... $162,666,581 $ 55,278,572 $2,889,848,067 $3,806,642,836 $303,772,405
Sales ........ $ 20,315,622 $125,908,119 $1,820,742,230 $3,003,596,303 $211,329,555

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the period ended March 31, 2003, as follows:

                                                                FRANKLIN
                     FRANKLIN      FRANKLIN      FRANKLIN    U.S. GOVERNMENT   FRANKLIN
                   DYNATECH FUND  GROWTH FUND   INCOME FUND  SECURITIES FUND UTILITIES FUND
                   ------------------------------------------------------------------------
Dividend income .... $147,553       $37,448        $904,492       $857,656       $62,552

7. RESTRICTED SECURITIES

At March 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registerd under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At March 31, 2003, the Franklin Income Fund held investment in restricted and illiquid security that was valued under approved methods by the Directors, as follows:

PRINCIPAL AMOUNT  ISSUER                                                           AQUISITION DATE      COST         VALUE
---------------------------------------------------------------------------------------------------------------------------
$42,913,353       Lone Cypress Co., sub. note, 11.50%, 8/01/09 (.4% of Net Assets)     12/02/99     $42,913,353  $44,951,737

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund at March 31, 2003 were as shown below.

                        NUMBER OF SHARES                         NUMBER OF SHARES
                             HELD AT          GROSS       GROSS       HELD AT        VALUE AT
NAME OF ISSUER         BEGINNING OF PERIOD  ADDITIONS  REDUCTIONS  END OF PERIOD   END OF PERIOD
------------------------------------------------------------------------------------------------
Anacomp Inc., A ................   743,700         --          --        743,700    $12,271,050
                                                                                    ===========

9. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 35.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2003, the Franklin Income Fund held defaulted securities with a value aggregating $146,456,750 representing 1.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

10. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet
  Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
  U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund 5
Franklin Federal Money Fund 5 , 7
Franklin Money Fund 5 , 7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5 , 7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

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SEMIANNUAL REPORT
FRANKLIN CUSTODIAN FUNDS, INC.

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Custodian Funds, Inc. prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S2003 05/03